Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	9/27/08

MONTHLY OPERATING HE REPORT

REQUIRED DOCUMENTS	Form No.	Documents Attached	Explanation

Schedule of Cash Receipts and Disbursements	MOR-1	Yes

Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1A	Yes	MOR 1-A includes explanation and list of bank accounts with bank balance.

Schedule of Professional Fees Paid	MOR-1B	Yes

Copies of Bank Statements		No	See explanation on MOR-1A.

Cash Disbursements Journal		No	See summary of disbursements on MOR-1.

Statement of Operations	MOR-2	Yes

Balance Sheet	MOR-3	Yes

Status of Postpetition Taxes	MOR-4	Yes

Copies of IRS Form 6123 or Payment Receipt	MOR-4A	Yes	MOR-4A includes verification of tax payroll from 3rd party payroll processor.

Copies of Tax Returns Files During Reporting Period	MOR-4B	Yes	List of tax returns filed. See MOR-4 for further explanation.

Summary of Unpaid Postpetition Debts	MOR-5	Yes

Listing of Aged Accounts Payable	MOR-5A	Yes

Accounts Receivable Reconciliation and Aging	MOR-6	Yes

Debtor Questionnaire	MOR-6	Yes

I declare under penalty of perjury (28 U S.C. Section 1748) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Scott M. Hurd	10/27/08
Signature of Authorized Individual	Date

Scott M. Hurd
Printed Name of Authorized Individual

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Current Month (8/24/08 - 9/27/08)			Cumulative Filing to Date [1]
($000s)	Actual	Projected [5]		Actual	Projected [5]

Cash Receipts:

Sales Receipts	144,058	$222,596		$755,120	$963,911
Other Receipts (i.e. Tenant Allow.)	1,988	496		9,782	2,513
Store Closure Proceeds	25,319	—		200,414	121,449
Total Receipts	171,365	223,092		965,316	1,087,872

Cash Disbursements:

Trade Payments:
A/P - Merchandise	46,429	136,840		274,581	529,649
Rollover A/P - Prepaid	8,801	—		8,801	—
A/P - LC’s & Trade Card	12,823	—		43,901	—
A/P - LAPP	—	—		—	—
Total Trade Payments	68,053	136,840		327,283	529,649

Operating Expenses:
Payroll, Payroll Taxes & Benefits	29,114	26,178		142,919	137,866
Rent Checks and Wires	15,663	16,611		77,960	69,269
Marketing	4,726	—		15,270	—
Capital Expenditures	—	—		—	—
Freight	9,951	—		38,781	—
Sales Tax Payable	12,966	13,664		60,277	58,132
SCS Expenses / Savings	(1,205)	—		(2,119)	—
Other (Import duties, Misc, CC fees)	18,743	—		78,649	—
Administrative & Selling Expenses	—	51,028	[2]	—	231,393
Total Operating Expenses	89,958	109,481		411,738	496,660

Non-Operating Expenses:
DIP & Revolver Interest & Fees		—		1,052	—
Other Interest Expense / (Income)	(2)	—		2,806	—
Total Non-Operating Expenses	(2)	—		3,858	—

Net Operating Cash Flow	13,356	(23,229)		222,437	61,563

Bankruptcy Expenses:
DIP Fees & Expenses	—	—		14,000	14,000
Deposits for Utilities	—	—		1,485	—
Professional Fees & US Trustee Fees	5,102	2,415		10,076 [3]	14,010
Total Bankruptcy Expenses	5,102	2,415		25,561	28,010

Net Cash Flows	$8,254	$(25,644)		$196,876	$33,553

Draw / (Paydown) of DIP Facility	(1,898)	N/A		(212,883)	N/A

Net Change in Cash	$6,356			$(16,007)

Disbursements for Calculating U.S. Trustee Quarterly Fees

Total Disbursements for Calculating	$163,111

	Allocation Percentage [4]	Fiscal Period	Quarter to Date
Linens ‘n Things Center, Inc.	12.2%	$19,986	60,470
LNT Merchandising Company LLC	22.4%	38,491	110,518
LNT Services, Inc.	61.0%	99,495	301,335
LNT West, Inc.	2.0%	3,192	9,668
LNT, Inc.	2.4%	3,899	11,810
Linens ‘n Things, Inc.	0.0%	56	169
LNT Virginla LLC	0.0%	12	36
LNT Leasing II LLC	0.0%	—	—
LNT Leasing III LLC	0.0%	—	—
Bloomington MN L.T., Inc.	0.0%	—	—
Citadel LNT LLC	0.0%	—	—
Vendor Finance LLC	0.0%	—	—
Linens Holding Co.		163,111	494,006

[1]

The cumulative cash receipts and disbursements includes the five-day period prior to the petition dates (04/27/08 – 05/01/08). The Debtors do not track projected or actual cash receipts and disbursements on a daily basis. Therefore, the entire first week of the fiscal month is included on this schedule.

[2]	The Debtors’ projections group all Administrative & Selling Expenses into one category. This category includes the Marketing, Freight and Other categories from the Actual disbursements.
[3]	The Debtors paid $1.9 million of this total professional fees between 04/27/08 and the filing date.
[4]

The allocation percentage to the various Debtor entities represents the approximate percentage of the total disbursements made in the 90-day period preceding the petition date made by each debtor (see Statement of Financial Affairs 3-B for each Debtor). The calculation of the percentages is based on disbursements made to third parties and does not include transfers amongst the Debtors.

[5]	Budget filed with Initial Operating Report on June 6, 2008.

MOR-1

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	9/27/08

MOR-1A: BANK RECONCILIATIONS

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after the month end. Store bank accounts are not reconciled on a monthly basis. These accounts are strictly depository accounts: neither checks nor wires are drafted from these accounts. Balances in these accounts are swept into corporate accounts (which are reconciled as described above) on a daily basis. The Company is developing a system to enable it to prepare timely reconciliations for the store bank accounts. See the attached schedule for a listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report.

/s/ Scott Hurd
Scott Hurd CFO Linens ‘N Things

MOR-1A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-1A: BANK RECONCILIATIONS - continuation sheet

Bank Name	Entity	Account #	Book Balance

I. Bank Accounts Classified as “Cash” on the Balance Sheet:

Bank of America	Linens N Things Inc,	...0382	$165,642.00
Citizens Bank	Linens N Things Inc,	...5636	105,496.00
Intrust Bank	Linens N Things Inc,	...1579	5,327.00
Univest (Pennview)	Linens N Things Inc,	...1641	5,359.00
Fifth Third	Linens N Things Inc,	...9498	33,172.00
Bank of the Cascades	Linens N Things Inc,	...2926	628,366.00
Bankcorp South	LNT Inc.	...2799	12,973.00
Bank of America	LNT Inc.	...3632	(182,100.00)
Chittenden Bank	LNT Inc.	...1837	8,963.00
First Interstate Bank	LNT Inc.	...6542	—
Huntington National Bank (Sky)	LNT Inc.	...7158	(882.00)
National City Bank, IL	LNT Inc.	...9258	289,318.00
National City Bank, OH	LNT Inc.	...0543	41,454.00
National City Bank, IN	LNT Inc.	...3604	27,580.00
National City Bank, Ml	LNT Inc.	...5959	944
Regions Bank (Union Planters)	LNT Inc.	...4407	14,766.00
Regions Bank (AmSouth)	LNT Inc.	...0104	148,471.00
SunTrust	LNT Inc.	...2338	206,738.00
TD Banknorth N.A. (Banknorth)	LNT Inc.	...2769	16,341.00
TD Banknorth N.A.(BoNH)	LNT Inc.	...6681	213,077.00
US Bank, MO	LNT Inc.	...4286	191,061.00
Wachovia	LNT Inc.	...4746	1,751,858.00
Wheatland Bank	LNT Inc.	...0288	20,782.00
JP Morgan Chase	LNT West	...6720	298,264.00
Norwest Bank (Wells Fargo)	LNT West	...3860	636,159.00
Bank of New York	Bloomington	...8546	—
Bank of New York	LNT Leasing II LLC	...8562	—
Bank of New York	LNT Leasing III LLC	...4479	—
Bank of New York	Linens N Things Center	...8261	245,440
Bank of New York	Linens N Things Inc.	...0931	—
Bank of New York	LNT Inc.	...8538	—
Bank of New York	LNT West	...8619	—
Bank of New York	LNT Virginia LLC	...8570	—
Bank of New York	LNT Merchandising	...4460	7,489,853
Bank of New York	Citadel	...4568	—
Bank of New York	LNT Services	...3101	3,493,359
Wachovia	LNT Services	...8232	—
Wachovia	LNT Leasing II LLC	...8261	—
Wachovia	LNT Leasing III LLC	...8274	—
Wachovia	Center	...8216	1,044,664
Wachovia	Linens N Things Inc.	...8229	—
Wachovia	LNT Inc.	...8245	—
Wachovia	LNT West	...8258	—
Wachovia	LNT Services	...2572	73,806.00
Solutran / Lake Region Bank	LNT Inc.	...4045	56,244.00
JPMorgan Chase	LNT Services	...5828	3,472.00

MOR-1A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-1A: BANK RECONCILIATIONS - continuation sheet

Bank Name	Entity	Account #	Book Balance

Bank of America	LNT Inc.	...8980	298,880
Bank of America	LNT Inc.	...9000	2,953,490
Bank of America	LNT Inc.	...9729	290,171.00
Bank of America	Linens ‘n Things, Inc.	...9192
JPMorgan Chase	LNT Services	...5801	104,731.98
Evergreen Investments	LNT Services	...4761	281,580.00
Bank of New York	Linens N Things Canter	...0307
Bank of New York	LNT Merchandising	...7842
Bank of America	Utility Deposits	...9192	1,084,663
Bank of America	Fixed Assets	...7941	1,680,000
			23,739,483
Adjustments:
Store Deposits Swept into Centralized Accounts (in transit)			(220,937.00)
Cash on Hand at Stores			785,970.00
Miscellaneous			(11,654.00)
Lease and Tax Payments In Transit			125,939.00

Cash Balance per Balance Sheet			24,418,801

II. Bank Accounts Classified as Liabilities on Balance Sheet (Outstanding Checks)
Bank of New York	LNT Merchandising	...3296	(10,919,899)
Bank of New York	LNT Services	...3270	(7,545,667)
Bank of New York	LNT Services	...3288	(24,790,507)
			(43,256,073)

III. Net Book Balance			$(18,837,272)

MOR-1A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-1B: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID [1]

	Period	Check		Amount Paid
Payee	Covered	Number	Date	September	YTD

CONWAY, DEL GENIO & GRIES	Aug-08	WIRE	09/05/08	$210,892	$825,558
CARL MARKS	Jul-08	WIRE	09/12/08	60,901
CARL MARKS	Jul-08	WIRE	09/18/08	101,505	346,066
ASSET DISPOSITION ADVISORS	Jun-08	WIRE	09/08/08	207,761	654,187
COLE SCHOTZ	May-08	WIRE	08/28/08	152,317
COLE SCHOTZ	Jun-08	WIRE	09/18/08	43,541	195,858
FINANCO	May-08	WIRE	09/12/08	50,923	50,923
Gardere	May-08	WIRE	08/28/08	237,955
Gardere	May-08	CHECK	09/10/08	15,923
Gardere	Jun-08	CHECK	09/10/08	11,632
Gardere	Jul-08	WIRE	09/19/08	385,246
Otterbourg	May-08	WIRE	08/28/08	338,094
Otterbourg	Jun-08	WIRE	08/28/08	376,812
Otterbourg	Jul-08	WIRE	09/18/08	127,928	842,834
Protivili	May and Jun-08	WIRE	09/18/08	326,044	326,044

Total				$2,647,473	$3,241,470

[1]                     Includes amounts paid to court approved professionals only (Debtors’ and Creditors’ Committee professionals).

MOR-1B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	9/27/08

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

	September (8/24/08-9/27/08)	August (7/27/08-8/23/08)	July (6/29/08-7/26/08)	Cumulative Filing to Date[1]

Gross Revenues	$111,926,474	$118,609,288	$111,963,136	$598,651,019
Rebates and Returns	652,423	(985,191)	35,789	1,707,848
Cost of Goods Sold	(52,922,572)	(56,878,976)	(54,191,279)	(290,698,758)

Initial Mark On (IMO)	59,656,325	60,745,121	57,807,646	309,660,109

Markdowns	12,347,995	13,332,584	11,195,655	65,704,316
Gross Allowances	(5,589,693)	(5,062,107)	(5,194,393)	(19,565,421)
Deferred Allowances	(1,642,747)	(1,959,321)	(2,296,333)	(21,980,722)
Total Markdowns - Net	5,115,555	6,311,156	3,704,929	24,158,173

Merchant Margin	54,540,770	54,433,965	54,102,717	285,501,936

Supply Chain Expenses	(3,476,379)	(3,894,036)	(5,862,773)	(23,937,048)
Buying, Product Development, Shrink	(2,730,490)	(3,283,858)	(3,260,581)	(16,685,692)
Gross Profit	48,333,901	47,256,071	44,979,363	244,879,196

Store Payroll Expense	(15,118,491)	(15,378,142)	(14,169,065)	(77,847,542)
Other Store Selling Expenses (see attached schedule)	(4,259,515)	(3,714,808)	(4,470,306)	(21,864,109)
Total Selling Expense	(19,378,006)	(19,092,950)	(18,639,371)	(99,711,651)

Margin after Selling Expenses	28,955,895	28,163,121	26,339,992	145,167,545

Occupancy	(26,879,583)	(32,141,900)	(34,182,235)	(165,236,860)
Sales Promotions	(5,383,959)	(4,957,045)	(5,237,351)	(20,933,946)
Other Store Expenses (see attached schedule)	(1,153,888)	(1,258,773)	(1,181,557)	(5,704,734)
Supervisory / Other	(843,295)	(796,058)	(825,129)	(4,475,113)
Total Store Expenses	(34,260,725)	(39,153,776)	(41,426,272)	(196,350,653)

Store Contribution	(5,304,830)	(10,990,655)	(15,086,280)	(51,183,108)

Administrative Salaries	(2,394,478)	(2,053,878)	(2,106,849)	(10,870,505)
Other Administrative Expenses (see attached schedule)	1,195,384	(1,336,131)	(1,988,329)	(6,407,971)
Other Income / (Expense)	299,422	306,152	326,639	1,606,263
Interest	(1,791,901)	(1,764,086)	(1,554,337)	(9,129,677)
Taxes	(286,918)	(269,869)	(268,908)	(1,727,714)
Total General & Administrative	(2,978,491)	(5,117,812)	(5,591,784)	(26,529,604)

Net Earnings	$(8,283,321)	$(16,108,467)	$(20,678,064)	$(77,712,712)

Reorganization Items (see attached schedule)	(168,362,643)	(17,186,867)	(7,474,912)	(241,669,335)

Net Earnings After Reorganization Items	$(176,645,964)	$(33,295,334)	$(28,152,976)	$(319,382,047)

[1]                     Adjustments were made to the May, June and July income statements since the respective May and June Monthly Operating Reports were filed. These adjustments are reflected in the “Cumulative Filing to Date” column.

MOR-2

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-2 STATEMENT OF OPERATIONS - continuation sheet

	Postpetition
	Fiscal Period	Cumulative
Breakdown of “Other” Category	(8/24/08-9/27/08)	Filing to Date [1]

Other Store Selling Expenses
- Payroll Taxes	$(1,413,327)	$(7,721,307)
- Employee Benefits	(126,901)	(1,366,562)
- Workers Compensation	(709,325)	(4,028,205)
- 401(K)	(125,126)	(571,509)
- Store Travel	(31,670)	(202,995)
- Management Development	(5,410)	(184,544)
- Store Supplies	(593,392)	(2,908,363)
- Third Party Commissions	(1,177,939)	(4,167,352)
- Store Bonus Cost	(26,582)	(375,942)
- Employee Referrals	(14,902)	(73,701)
- Relocations	(34,941)	(243,629)
	(4,259,515)	(21,864,109)
Other Store Expense
- Cash Over & Short	7,972	(121,045)
- Inventory Fees	(255,598)	(269,092)
- Security	(153,686)	(880,292)
- Bad Checks Expense	26,922	(129,107)
- Check Collection Fees, Net	(10,171)	(36,131)
- Credit & Check Auth Fee	(140,230)	(676,358)
- Telephone	(121,418)	(828,117)
- Postage	(57,775)	(148,214)
- Charge Card Discount, Net	(2,429,646)	(10,400,322)
- Bank Service Fees	(29,090)	(450,987)
- Employment Agency Fees	(14,716)	(93,406)
- Canadian License Fee & Miscellaneous	2,023,548	8,328,337
	(1,153,888)	(5,704,734)
Other Administrative Expenses
- Division Management	(22,792)	(91,250)
- Human Resources	(219,124)	(803,195)
- Construction & Maintenance	115,581	487,599
- Store Planning	(1,440)	(7,576)
- Lease Administration	(3,216)	(13,216)
- Legal	(179,198)	(501,532)
- Marketing	(10,748)	(51,875)
- Accounting & Shrink	(81,399)	(355,202)
- Quality Control	212,188	957,168
- Admin Services	(91,418)	(353,709)
- Information Services	(438,667)	(2,257,659)
- Store Operations	(6,606)	(28,252)
- Home Office	(3,786)	(99,997)
- Shareholder Reporting	(13,333)	(57,896)
- Employee Benefits	(120,664)	(573,952)
- Minimum Rent	(164,214)	(814,773)
- Outside Services	(119,788)	(600,733)
- Consulting	(84,802)	(409,558)
- Miscellaneous	28,862	214,284
- Home Office Operating Costs	(64,108)	(652,808)
- Insurance	(75,833)	(370,494)
- Apollo & NRDC Management Fees	(166,667)	(803,573)
- Stock Option Expense	2,943,857	1,881,393
- Workers Comp	(2,916)	(24,221)
- 401(K)	(111,499)	(509,286)
- Audit Fees	(210,000)	(1,194,500)
- Director & Registers Fees	138,684	606,685
- Charitable Contribution	(3,230)	(58,333)
- Merchandise Allocation	519,244	2,643,303
- Amort of DIP Costs	(267,158)	(1,288,083)
- Administrative Office Depreciation	(300,526)	(1,276,750)
	1,195,384	(6,407,971)
Other Reorganization Expenses
- Transaction Costs - Financing Costs	(2,008,657)	(8,966,199)
- Transaction Costs - Legal & Professional Fees	(4,424,521)	(7,873,712)
- Credit Facility Fees	—	(10,620,225)[2]
- Restructuring Reserve	(162,425,925)	(166,368,584)
- Store Closing Expenses	496,460	(47,840,615)
	(168,362,643)	(241,669,335)

[1]       Includes correction to August MOR.

[2]       Represents the write-off of the costs associated with the prepetition credit facility.

MOR-2 (continued)

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-3: BALANCE SHEET

	Postpetition Fiscal	Postpetition Fiscal	Postpetition Fiscal
	Period as of	Period as of	Period as of	Prepetition Balance
	09/27/08	08/23/08	07/26/08	as of 5/01/08
Assets
Current Assets
Cash	$24,418,801	$14,332,958	$33,926,577	$26,512,240
Accounts Receivable (Net)	35,978,422	38,355,962	41,582,888	25,333,978
Inventory	527,839,928	507,435,408	563,005,990	696,841,386
Inventory Related to Liquidation Sales	36,374,783	54,000,000	50,936,752	—
Prepaid Expenses	13,955,291	14,468,985	16,325,741	41,949,381
Total Current Assets	638,567,225	628,593,313	705,777,948	790,636,985

Property & Equipment
Building	5,010,000	5,010,000	5,010,000	5,010,000
Furniture & Fixtures	239,539,697	240,474,732	276,425,578	292,277,444
Hardware	13,521,566	13,558,607	13,841,355	14,866,273
Leasehold Improvements	178,685,563	179,813,541	183,411,129	207,217,671
Land	1,030,400	1,030,400	1,030,400	1,030,400
Software	8,674,743	8,677,619	8,713,307	8,911,489
Less: Accumulated Depreciation	(209,374,479)	(204,115,933)	(214,439,713)	(214,507,584)
Total Property & Equipment	237,087,490	244,448,966	273,992,056	314,805,693

Other Assets
Identifiable Intangible	134,433,355	134,900,948	135,503,022	138,157,957
Goodwill	253,159,671	253,159,671	253,159,671	253,159,671
Other Noncurrent Assets (see attached)	33,078,182	35,340,658	37,602,018	36,700,672
Total Other Assets	420,671,208	423,401,277	426,264,711	428,018,300

Total Assets	$1,296,325,923	$1,296,443,556	$1,406,034,715	$1,533,460,978

Liabilities and Shareholders’ Equity
Liabilities Not Subject to Compromise
Current Liabilities
Accounts Payable, Merchandise Accruals, Refunds & Allow.	96,632,588	54,958,628	43,866,786	87,301,142
Due To Customers	11,070,940	10,176,624	9,419,118	41,159,477
Salaries And wages	10,142,302	11,575,211	7,616,450	11,564,444
Taxes (non Franchise and Income Tax)	10,554,063	14,286,267	15,279,374	14,990,551
Workers Compensation	526,465	559,345	184,381	2,093,201
Current Retirement Plans	86,400	66,550	68,850	56,148
Rent	—	—	—	—
General Liability Claims	406,221	286,749	103,437	1,330,306
Accrued Auto Claims and Uninsured Losses	22,305	26,184	7,044	346,074
Other Accrued Liabilities (see attached)	101,349,392	100,322,953	132,020,239	146,966,580
Total Current Liabilities	230,790,677	192,258,511	208,565,679	305,807,923

Long Term Liabilities
Long-Term Borrowings	149,027,596	150,925,423	195,077,398	1,032,387,823
Noncurrent Deferred Income	—	—	—	47,837,278
Other Liabilities (see attached)	2,927,396	2,997,721	1,972,732	80,099,764
Total Long Term Liabilities	151,954,992	153,923,144	197,050,130	1,160,324,865

Total Liabilities Not Subject to Compromise	382,745,669	346,181,655	405,615,809	1,466,132,788

Liabilities Subject to Compromise
L/T Senior Secured Note	650,000,000	650,000,000	668,914,007	—
Unsecured Claims	491,260,004	348,506,731	345,641,481	—
Priority Claims	26,643,128	26,783,321	27,196,968	—
Total liabilities Subject to Compromise	1,167,903,132	1,025,290,053	1,041,752,456	—

Total Liabilities	1,550,648,801	1,371,471,708	1,447,368,265	1,466,132,788

Shareholders’ Equity
Common Stock	130,130	130,130	130,130	130,130
Additional Paid-in Capital	598,597,745	601,541,602	601,254,218	600,479,139
Retained Earnings - Prepetition	(536,191,697)	(536,191,697)	(536,191,697)	(536,191,697)
Retained Earnings - Postpetition	(319,381,980)	(142,736,031)	(109,488,895)	—
Currency Gain/Loss	2,522,924	2,227,844	2,962,694	2,910,618
Net Shareholders’ Equity	(254,322,878)	(75,028,152)	(41,333,550)	67,328,190

Total Liabilities and Shareholders’ Equity	$1,296,325,923	$1,296,443,556	$1,406,034,715	$1,533,460,978

MOR-3

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-3: BALANCE SHEET - continuation sheet

Postpetition Fiscal
Period as of
09/27/08
Assets
Other Noncurrent Assets
- Deferred Assets	$29,571,440
- Utility Deposits	2,900,764
- Security Deposits	5,000
- CSV of Nationwide Life Insurance Policy on N. Axelrod	600,978
33,078,182
Liabilities and Owners’ Equity
Current Liabilities - Other Accrued Liabilities
- Equipment Rental	35,844
- Inventory Fees	152,691
- Miscellaneous Admin	1,126,510
- Store Operations	836,372
- Professional Fees	1,561,976
- Supplies	446,273
- Bad Checks Reserve	445,485
- Gift Cards	212,436
- Employee Legal Plan Benefit	2,943
- Rent	406,270
- Common Area Maintenance	888,560
- Landlord Insurance	959,266
- Real Estate Taxes	13,833,530
- Utilities	3,719,355
- Repairs & Maintenance	613,623
- Benefits	223,317
- Family Fund	17,036
- Deferred Compensation	5,112
- Credit Card Finance Charge	157,832
- Accrual for Leased Store Fixture Removal	20,733
- Payroll Garnishments	(3,106)
- Freight	3,552,048
- Logistics	1,762,495
- Advertising	1,536,107
- Accrued IBNR	16,000
- Accrued Vacation	—
- Medical UHC	5,278
- Starbridge	63,986
- Critical Illness	8,438
- Flex Spending	(63,534)
- Universal Life	44,421
- Management Information Systems	1,315,232
- Bank Fee Accrual	161,952
- Tax Consulting	294,125
- Cash BONY O/S Checks	26,395,928
- Accrued Commitment Fees and LC Participation Fees	4,385,163
- Net Due to Liquidators	(1,217,543)
- Deferred Revenue	36,374,783
- State Income Tax Payable	1,052,455
101,349,392
Long Term Liabilities - Other Liabilities
- Accrued Straight Lining Of Rent	1,277,830
- Net Intercompany Canada (foreign exchange conversion)	(682,653)
- L/T Liab - Work Cop Adj/Rcl	2,119,089
- L/T Liab - Gen Liab Adj/Rcl	518,164
- Landlord Allowance	(209,599)
- Accum.LI.AIIow.Amort.-S.Point	(95,435)
2,927,396
Adjustments to Owners’ Equity
- Net Earnings	(176,645,964)
- Net Earnings (Immaterial Adjustment)	15
- Decrease in Contributed Capital - Stock Option Expense	(2,943,857)
- Change in Currency Gain / Loss from Exchange Rates	295,080
(179,294,726)

MOR-3 (continued)

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-4: STATUS OF POSTPETITION TAXES [4]

		Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid [5]	Date Paid	Check No. or EFT	Ending Tax Liability

Federal
Withholding		$358,910	$2,536,110	$2,702,342	Various	Various	$187,777
FICA - Employee & Employer		1,100,585	3,576,257	3,593,531	Various	Various	1,083,970
Unemployment		88,433	33,956	36,006	Various	Various	68,383
Income		—	—	—	N/A	N/A	—
Other		—	—	—	N/A	N/A	—
Total Federal		1,522,927	6,146,333	6,333,128	1,337,137

State and Local
Withholding		279,089	595,020	696,676	Various	Various	277,433
Sales & Use / Excise	[3]	11,197,993	13,448,169	20,033,586	Various	Various	2,612,585
Unemployment		(26,018)	114,885	114,836	Various	Various	(25,968)
Real Property	[1]	12,628,537	1,004,993	—	N/A	N/A	13,833,530
Personal Property	[2]	11,675,239	640,425	547,318	Various	Various	11,766,345
Other	[2]	1,232,503	240,743	178,668	N/A	N/A	1,294,577
Total State and Local		37,187,344	14,144,255	21,571,894			29,789,505

Total Taxes		$38,710,271	$20,290,588	$27,903,224			$31,097,635

[1]	The Debtors [ILLEGIBLE].
[2]	The Debtors have received permission from the Court to pay [ILLEGIBLE] tax obligations. The beginning [ILLEGIBLE] include the [ILLEGIBLE] Personal Property and Other ([ILLEGIBLE])
[3]	[ILLEGIBLE]. Tax [ILLEGIBLE].
[4]	[ILLEGIBLE].
[5]	[ILLEGIBLE].
[6]	[ILLEGIBLE].

TAX RETURNS FILED DURING THE REPORTING PERIOD

I attest that all sales and used tax returns have been filed in accordance with [ILLEGIBLE] requirements for the above [ILLEGIBLE] and according to the Company’s tax payment schedule. (See attached schedule – MOR-4A.) Any payments [ILLEGIBLE] have been [ILLEGIBLE] upto the [ILLEGIBLE] of Cash Receipts and [ILLEGIBLE] as MOR-1.

All payroll taxes and tax returns are paid through ADP. [ILLEGIBLE]. Payroll processor. ADP is responsible for withholding all tax amounts from employee wages and [ILLEGIBLE] both the employers and employee portion of payroll tax liabilities to the appropriate jurisdictions. The [ILLEGIBLE] are [ILLEGIBLE] that Linens, [ILLEGIBLE] Things has [ILLEGIBLE] payed tax obligations to ADP for each of this payed [ILLEGIBLE] during the [ILLEGIBLE] month covered by the report.

/s/ Scott Hurd
Scott Hurd CFO Linens ‘N Things

MOR-4

MOR-4A: Verification of Tax Payments from
Third Party Payroll Processor

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 Covina Blvd. San Dimas CA 91773
10/01/2008 73/L—1 WIRE TRANSFER

LNT INC ATTN: TERI JAWOROWSKI 6 BRIGHTON ROAD CLIFTON, NJ 07015

THE FOLLOWING TOTAL WILL BE CHARGED TO YOUR ACCOUNT ON 10/02/2008: $22,417.24

BR/CO	DESCRIPT	DUE DATE	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L-l	WGPS	10/02/2008	632011577020	10/03/2008	IMP	$2,279.54	DR
	BROKER ID: 73924337
	IO: 73L&T-A WGPS
SUB-TOTAL
73/L-l	WGPS					$2,279.54	DR
	BROKER ID: 73924339	10/02/2008	632011577122	10/03/2008	IMP	$11,871.03	DR
	IO: 73L-1-A WGPS
SUB-TOTAL						$11,871.03	DR
73/L-l	WGPS	10/02/2008	633018177979	10/03/2008	IMP	$2,985.68	DR
	BROKER ID: 73924362
	IO: 73L-2-A WGPS
SUB-TOTAL						$2,985.68	DR
73/L-l	WGPS	10/02/2008	633018178003	10/03/2008	IMP	$3,578.67	DR
	BROKER ID: 73924363
	IO: 73L-3-A WGPS
SUB-TOTAL						$3,578.67	DR
73/L-l	WGPS	10/02/2008	633018178016	10/03/2008	IMP	$1,702.32	DR
	BROKER ID: 73924365
	IO: 73L-4-A WGPS
SUB-TOTAL						$1,702.32	DR

SUB-TOT BY DUE DT		10/02/2008				$22,417.24	DR

GRAND TOTAL						$22,417.24	DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTIFICATION, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

THE NUMBER OF FAXES SENT TODAY, INCLUDING THIS ONE IS: 1

REASON DESCRIPTION:

IMP:	YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 Covina Blvd. San Dimas CA 91773

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-l

FROM:	Wire Transfer Department

DATE:	10/01/08
TIME:	08:33:12

Number of Pages: Including Cover Sheet: 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Services Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 W COVINA BLVD SAN DIMAS, CA 91773

DATE:	10/01/08

INVOICE NO:	2408815-00
BR/CO:	73/L–1
BALANCE DUE:	$1,376,192.07 DR

LNT INC ATTN: TERI JAWOROWSKI 6 BRIGHTON ROAD CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 10/02/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L–1	TAX	10/03/08	21	569,890 .96 DR
					BATCH #01549
PAYROLL TOTAL				$569,890.96 DR
73/L-2	TAX	10/03/08	21	151,662.90 DR
					BATCH #01549
PAYROLL TOTAL				$151,662.90 DR
73/L&T	TAX	10/03/08	21	547,277.74 DR
					BATCH #01549
PAYROLL TOTAL				$547,277.74 DR
73/L-3	TAX	10/03/08	21	70,637.89 DR
					BATCH #01549
PAYROLL TOTAL				$70,637.89 DR
73/L-4	TAX	10/03/08	21	25,894.48 DR
					BATCH #01549
PAYROLL TOTAL				$25,894.48 DR
73/L-5	TAX	10/03/08	21	10,828.10 DR
					BATCH #01549
PAYROLL TOTAL				$10,828.10 DR

SUB-TOTAL:				$1,376,192.07 DR

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 W COVINA BLVD SAN DIMAS, CA 91773

DATE:	10/01/08

INVOICE NO:	2408815-00
BR/CO:	73/L–1
BALANCE DUE:	$1,376,192.07 DR

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
		INVOICE TOTAL		$1,376,192.07 DR

		BALANCE DUE		$1,376,192.07 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALLL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO: BR/CO:	LNT INC 73/L-l

FROM:	Wire Transfer Department

DATE:	10/01/08
TIME:	03:03:28

Number of Pages: Including Cover Sheet: 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 W COVINA BLVD SAN DIMAS, CA 91773

DATE:	09/29/08

INVOICE NO:	2409627-00
BR/CO:	73/L-1
BALANCE DUE:	$4,670.33 DR

LNT INC ATTN: TERI JAWOROWSKI 6 BRIGHTON ROAD CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 09/30/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L–2	TAX	09/29/08	21	4,670.33 DR
BATCH #01733
PAYROLL TOTAL				$4,670.33 DR
SUB-TOTAL:				$4,670.33 DR
		INVOICE TOTAL		$4,670.33 DR
		BALANCE DUE		$4,670.33 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO: BR/CO:	LNT INC 73/L-l

FROM:	Wire Transfer Department

DATE:	09/29/08
TIME:	17:20:19

Number of Pages: Including Cover Sheet: 2

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING

TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	09/24/08

INVOICE NO:	2374757–00
BR/CO:	73/L–1
BALANCE DUE:	$1,059,708.42 DR

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 09/25/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L–1	TAX	09/26/08	21	492,739.34 DR
					BATCH #08255
PAYROLL TOTAL				$492,739.34 DR
73/L–6	TAX	09/26/08	21	17,262.12 DR
					BATCH #08271
PAYROLL TOTAL				$17,262.12 DR
73/L–2	TAX	09/26/08	21	521,195.86 DR
					BATCH #08322
PAYROLL TOTAL				$521,195.86 DR
73/L–7	TAX	09/26/08	21	28,511.10 DR
					BATCH #08271
PAYROLL TOTAL				$28,511.10 DR
SUB-TOTAL:				$1,059,708.42 DR
		INVOICE TOTAL		$1,059,708.42 DR
		BALANCE DUE		$1,059,708.42 DR

AUTOMATIC DATA PROCESSING

TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	09/24/08

INVOICE NO:	2374757–00
BR/CO:	73/L–1
BALANCE DUE:	$1,059,708.42 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

Automatic Data Processing Tax/Financial Services

400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–1

FROM:	Wire Transfer Department

DATE:	09/24/08
TIME:	03:13:14

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING

TAX FILING SERVICE
400 Covina Blvd.
San Dimas CA 91773

09/24/2008
73/L–1
WIRE TRANSFER

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THE FOLLOWING TOTAL WILL BE CREDITED TO YOUR NEXT PAYROLL BALANCE DUE: $189.6:

THE FOLLOWING TOTAL WILL BE CHARGED TO YOUR ACCOUNT ON 09/25/2008: $24,224.38

BR/CO	DESCRIPT	DUE DATE	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L–l	WGPS	09/15/2008	64203799	06/27/2008	CO	$189.62 CR
	EE #: 232496
	CHECK #: UNKNOWN
	IO: 73L–1–A WGPS
SUB–TOTAL						$189.62 CR
SUB–TOT BY DUE DT						$189.62 CR
73/L–l	WGPS	09/25/2008	726019203464	09/26/2008	IMP	$10,702.33 DR
	BROKER ID: 73505740
	IO: 73L–1–A WGPS
SUB–TOTAL						$10,702.33 DR
73/L–l	WGPS	09/25/2008	726019203554	09/26/2008	IMP	$12,905.73 DR
	BROKER ID: 73505818
	IO: 73L–2–A WGPS
SUB–TOTAL						$12,905.73 DR
73/L–l	WGPS	09/25/2008	727018382227	09/26/2008	IMP	$379.71 DR
	BROKER ID: 73505849
	IO: 73L–6–A WGPS
SUB–TOTAL						$379.71 DR
73/L–l	WGPS	09/25/2008	727018382229	09/26/2008	IMP	$236.61 DR
	BROKER ID: 73505851
	IO: 73L–7–A WGPS
SUB-TOTAL						$236.61 DR

SUB-TOT BY DUE DT		09/24/2008				$24,224.38 DR
GRAND TOTAL		09/25/2008				$24,034.76 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTIFICATION, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

AUTOMATIC DATA PROCESSING

TAX FILING SERVICE
400 Covina Blvd.
SAN Dimas CA 91773

THE NUMBER OF FAXES SENT TODAY, INCLUDING THIS ONE IS: 1

REASON DESCRIPTION:

C0:	YOU ARE BEING CREDITED FOR AN EMPLOYEE PAYMENT THAT WAS DELETED AT YOUR REQUEST FOR THE ABOVE EMPLOYEE (S) AND PAY DATE(S)

IMP:	YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

Automatic Data Processing

Tax/Financial Services

400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–1

FROM:	Wire Transfer Department

DATE:	09/24/08
TIME:	08:32:11

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the Invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING

TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

	DATE:	09/17/08

	INVOICE NO:	2350113-00
	BR/CO:	73/L–1
	BALANCE DUE:	$1,645,498.50 DR

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 09/18/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT

73/L-l	TAX	09/19/08	21	593,838.26 DR
					BATCH #06565
PAYROLL TOTAL				$593,838.26 DR
73/L-l	TAX	09/19/08	21	92,782.30 DR
					BATCH #07100
PAYROLL TOTAL				$92,782.30 DR
73/L-2	TAX	09/19/08	21	159,622.51 DR
					BATCH #06569
PAYROLL TOTAL				$159,622.51 DR
73/L-2	TAX	09/19/08	21	133,853.04 DR
					BATCH #07100
PAYROLL TOTAL				$133,853.04 DR
73/L&T	TAX	09/19/08	21	557,264.98 DR
					BATCH #06589
PAYROLL TOTAL				$557,264.98 DR
73/L-3	TAX	09/19/08	21	75,572.38 DR
					BATCH #06569
PAYROLL TOTAL				$75,572.38 DR
73/L-4	TAX	09/19/08	21	22,984.61 DR
					BATCH #06569

AUTOMATIC DATA PROCESSING

TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	09/17/08

INVOICE NO:	2350113-00
BR/CO:	73/L–1
BALANCE DUE:	$1,645,498.50 DR

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT

PAYROLL TOTAL				$22,984.61 DR
73/L-5	TAX	09/19/08	21	9,580.42 DR
BATCH #06589
PAYROLL TOTAL				$9,580.42 DR

SUB-TOTAL:				$1,645,498.50 DR

		INVOICE TOTAL		$1,645,498.50 DR

		BALANCE DUE		$1,645,498.50 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

Automatic Data Processing

Tax/Financial Services

400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–1

FROM:	Wire Transfer Department

DATE:	09/17/08
TIME:	02:57:29

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING

TAX FILING SERVICE
400 COVINA BLVD.
SAN DIMAS, CA 91773

09/18/2008

DOC NO:	518018438758
CLEAR DOC NO:	518018438758
73L-1-A

WIRE CONFIRMATION

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THIS IS TO ADVISE YOU IN DETAIL OF HOW YOUR RECENT WIRE TRANSFER WAS APPLIED TO YOUR ACCOUNT.

BR/CO	DESCRIPTION	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L&T	IMP/PYRL	562006724430	09/19/2008	IMP	$2,351.48 DR
	BROKER ID: 73145925
	PRODUCT: IO: ER WGPS

SUB TOTAL					$2,351.48 DR

73/L–l	IMP/PYRL	563007020223	09/19/2008	IMP	$11,457.58 DR
	BROKER ID: 73145927
	PRODUCT: IO: ER WGPS

SUB TOTAL					$11,457.58 DR

73/L–2	IMP/PYRL	563007020243	09/19/2008	IMP	$4,121.54 DR
	BROKER ID: 73145928
	PRODUCT: IO: ER WGPS

SUB TOTAL					$4,121.54 DR

73/L–3	IMP/PYRL	563007020270	09/19/2008	IMP	$4,558.68 DR
	BROKER ID: 73145929
	PRODUCT: IO: ER WGPS

SUB TOTAL					$4,558.68 DR

73/L–4	IMP/PYRL	564010026202	09/19/2008	IMP	$1,794.37 DR
	BROKER ID: 73145931
	PRODUCT: IO: ER WGPS

SUB TOTAL					$1,794.37 DR

73/L–5	IMP/PYRL	564010026204	09/19/2008	IMP	$154.95 DR
	BROKER ID: 73145962
	PRODUCT: IO: ER WGPS

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

09/18/2008
DOC NO:	518018438758
CLEAR DOC NO:	518018438758
73L–1–A

WIRE CONFIRMATION

BR/CO	DESCRIPTION	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
SUB TOTAL					$154.95 DR

TOTAL					$24,438.60 DR

WIRE SUMMARY

WIRE TRANSFERS PROCESS DATE	AMOUNT	SETTLED AMOUNT
09/18/2008	$24,438.60 DR	$24,438.60 DR

PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE WITH ANY QUESTIONS YOU MAY HAVE CONCERNING THIS CONFIRMATION.

REASON DESCRIPTION:

IMP:         YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-l

FROM:	Wire Transfer Department

DATE:	09/18/08
TIME:	19:16:46

Number of Pages: Including Cover Sheet: 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 Covina Blvd. San Dimas CA 91773

09/17/2008 73/L–1 WIRE TRANSFER

LNT INC ATTN: TERI JAWOROWSKI 6 BRIGHTON ROAD CLIFTON, NJ 07015

THE FOLLOWING TOTAL WILL BE CHARGED TO YOUR ACCOUNT ON 09/18/2008: $24,438.60

BR/CO	DESCRIPT	DUE DATE	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L–1	WGPS	09/18/2008	562006724430	09/19/2008	IMP	$2,351.48 DR
	BROKER ID: 73145925
	IO: 73L&T-A WGPS

SUB-TOTAL						$2,351.48 DR

73/L–1	WGPS	09/18/2008	563007020223	09/19/2008	IMP	$11,457.58 DR
	BROKER ID: 73145927
	IO: 73L–1–A WGPS

SUB-TOTAL						$11,457.58 DR

73/L–l	WGPS	09/18/2008	563007020243	09/19/2008	IMP	$4,121.54 DR
	BROKER ID: 73145928
	IO: 73L–2–A WGPS

SUB-TOTAL						$4,121.54 DR

73/L–l	WGPS	09/18/2008	563007020270	09/19/2008	IMP	$4,558.68 DR
	BROKER ID: 73145929
	IO: 73L–3–A WGPS

SUB-TOTAL						$4,558.68 DR

73/L–l	WGPS	09/18/2008	564010026202	09/19/2008	IMP	$1,794.37 DR
	BROKER ID: 73145931
	IO: 73L–4–A WGPS

SUB-TOTAL						$1,794.37 DR

73/L–l	WGPS	09/18/2008	564010026204	09/19/2008	IMP	$154.95 DR
	BROKER ID: 73145962
	IO: 73L–5–A WGPS

SUB-TOTAL						$154.95 DR

SUB-TOTAL BY DUE DT				09/18/2008		$24,438.60 DR

GRAND TOTAL						$24,438.60 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTIFICATION, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

THE NUMBER OF FAXES SENT TODAY, INCLUDING THIS ONE IS: 1

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 Covina Blvd. San Dimas CA 91773

REASON DESCRIPTION:

IMP:         YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–l

FROM:	Wire Transfer Department

DATE:	09/17/08
TIME:	08:29:10

Number of Pages: Including Cover Sheet: 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773
	DOC NO: CLEAR DOC NO:	09/11/2008 629010919948 629010919948 73L–1–A

WIRE CONFIRMATION

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THIS IS TO ADVISE YOU IN DETAIL OF HOW YOUR RECENT WIRE TRANSFER WAS APPLIED TO YOUR ACCOUNT.

BR/CO	DESCRIPTION	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L–1	IMP/PYRL	595009978142	09/12/2008	IMP	$10,953.64 DR
	BROKER ID: 72721906
	PRODUCT: IO: ER WGPS

SUB TOTAL					$10,953.64 DR

73/L–2	IMP/ PYRL	595009978223	09/12/2008	IMP	$12,419.60 DR
	BROKER ID: 72721911
	PRODUCT: IO: ER WGPS

SUB TOTAL					$12,419.60 DR

73/L–6	IMP/ PYRL	596010661168	09/12/2008	IMP	$253.89 DR
	BROKER ID: 72721963
	PRODUCT: IO: ER WGPS

SUB TOTAL					$253.89 DR

73/L–7	IMP/ PYRL	596010661172	09/12/2008	IMP	$539.65 DR
	BROKER ID: 72721964
	PRODUCT: IO: ER WGPS

SUB TOTAL					$539.65 DR

TOTAL					$24,166.78 DR

WIRE SUMMARY

WIRE TRANSFERS		SETTLED
PROCESS DATE	AMOUNT	AMOUNT
09/11/2008	$24,166.78 DR	$24,166.78 DR

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

DOC NO: CLEAR DOC NO:	09/11/2008 629010919948 629010919948 73L–1–A

WIRE CONFIRMATION

PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE WITH ANY QUESTIONS YOU MAY HAVE CONCERNING TEIS CONFIRMATION.

REASON DESCRIPTION:

IMP:         YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–1

FROM:	Wire Transfer Department

DATE:	09/11/08
TIME:	19:32:35

Number of Pages: Including Cover Sheet: 3

URGENT !

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 Covina Blvd. San Dimas CA 91773

09/10/2008 73/L–1 WIRE TRANSFER

LNT INC ATTN: TERI JAWOROWSKI 6 BRIGHTON ROAD CLIFTON, NJ 07015

THE FOLLOWING TOTAL WILL BE CHARGED TO YOUR ACCOUNT ON 09/11/2008: $24,166.78

BR/CO	DESCRIPT	DUE DATE	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L–l	WGPS	09/11/2008	595009978142	09/12/2008	IMP	$10,953.64 DR
	BROKER ID: 72721906
	IO: 73L–1–A WGPS

SUB-TOTAL						$10,953.64 DR

73/L–l	WGPS	09/11/2008	595009978223	09/12/2008	IMP	$12,419.60 DR
	BROKER ID: 72721911
	IO: 73L–2–A WGPS

SUB-TOTAL						$12,419.60 DR

73/L–l	WGPS	09/11/2008	596010661168	09/12/2008	IMP	$253.89 DR
	BROKER ID: 72721963
	IO: 73L–6–A WGPS

SUB-TOTAL						$253.89 DR

73/L–l	WGPS	09/11/2008	596010661172	09/12/2008	IMP	$539.65 DR
	BROKER ID: 72721964
	IO: 73L–7–A WGPS

SUB-TOTAL						$539.65 DR

SUB-TOT BY DUE DT		09/11/2008				$24,166.78 DR

GRAND TOTAL						$24,166.78 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTIFICATION, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

THE NUMBER OF FAXES SENT TODAY, INCLUDING THIS ONE IS: 1

REASON DESCRIPTION:

IMP:         YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO: BR/CO:	LNT INC 73/L–l

FROM:	Wire Transfer Department

DATE:	09/10/08
TIME:	08:38:36

Number of Pages: Including Cover Sheet: 2

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

		09/25/2008
	DOC NO:	710014624436
	CLEAR DOC NO:	710014624436
		73L–1–A

WIRE CONFIRMATION

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THIS IS TO ADVISE YOU IN DETAIL OF HOW YOUR RECENT WIRE TRANSFER WAS APPLIED TO YOUR ACCOUNT.

BR/CO	DESCRIPTION	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L–l	REV/PYRS	64637084	04/04/2008	CO	$27.05 CR
	FILE #: 285284
	PRODUCT: IO: ER WGPS
73/L–l	REV/PYRS	64637089	04/18/2008	CO	$24.92 CR
	FILE #: 285284
	PRODUCT: IO: ER WGPS
73/L–l	REV/PYRS	64203799	06/27/2008	CO	$189.62 CR
	FILE #: 232496
	PRODUCT: IO: ER WGPS
73/L–l	IMP/PYRL	726019203464	09/26/2008	IMP	$10,702.33 DR
	BROKER ID: 73505740
	PRODUCT: IO: ER WGPS
SUB TOTAL					$10,460.74 DR
73/L–2	REV/PYRS	64637187	07/11/2008	CO	$256.02 CR
	FILE #: 149619
	PRODUCT: IO: ER WGPS
73/L–2	IMP/PYRL	726019203554	09/26/2008	IMP	$12,905.73 DR
	BROKER ID: 73505818
	PRODUCT: IO: ER WGPS
SUB TOTAL					$12,649.71 DR
73/L–6	IMP/PYRL	727018382227	09/26/2008	IMP	$379.71 DR
	BROKER ID: 73505849
	PRODUCT: IO: ER WGPS
SUB TOTAL					$379.71 DR
73/L–7	IMP/PYRL	727018382229	09/26/2008	IMP	$236.61 DR
	BROKER ID: 73505851
	PRODUCT: IO: ER WGPS

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

09/25/2008
DOC NO:	710014624436
CLEAR DOC NO:	710014624436
73–1–A

WIRE CONFIRMATION

BR/CO	DESCRIPTION	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
SUB TOTAL					$236.61 DR

TOTAL					$23,726.77 DR

WIRE SUMMARY

WIRE TRANSFERS		SETTLED
PROCESS DATE	AMOUNT	AMOUNT
09/25/2008	$23,726.77 DR	$23,726.77 DR

PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE WITH ANY QUESTIONS YOU MAY HAVE CONCERNING THIS CONFIRMATION.

REASON DESCRIPTION:

CO:               YOU ARE BEING CREDITED FOR AN EMPLOYEE PAYMENT THAT WAS DELETED AT YOUR REQUEST FOR THE ABOVE EMPLOYEE (S) AND PAY DATE (S)

IMP:         YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–l

FROM:	Wire Transfer Department

DATE:	09/25/08
TIME:	19:16:55

Number of Pages: Including Cover Sheet: 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 W COVINA BLVD. SAN DIMAS, CA 91773

DATE:	09/26/08

INVOICE NO:	2399614-00
BR/CO:	73/L–1
BALANCE DUE:	$ 2.21 CR

LNT INC ATTN: TERI JAWOROWSKI 6 BRIGHTON ROAD CLIFTON, NJ 07015

PLEASE BE SURE TO ADJUST THE AMOUNT FUNDED FOR YOUR NEXT PAYROLL WIRE BY THE BALANCE DUE LISTED BELOW. RECEIPT OF PAYMENT SHOULD NOT EXCEED 9 CALENDAR DAYS FROM THE DATE OF THIS INVOICE.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L–2	MN-SUIER	09/30/2008	45	2.21 CR
SUB-TOTAL ADJ FOR TAX			$2.21 CR

		INVOICE TOTAL		$2.21 CR

		BALANCE DUE		$2.21 CR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

45                       TAX MONIES IMPOUNDED DURING THE REFERENCED QUARTER EXCEEDED PAYROLL TAX LIABILITIES. THIS EXCESS OF TAXES IMPOUNDED IS BEING REFUNDED TO YOU AT THIS TIME. PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE FOR CLARIFICATION AS NECESSARY.

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-l

FROM:	Wire Transfer Department

DATE:	09/26/08
TIME:	02:48:18

Number of Pages: Including Cover Sheet: 2

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 W COVINA BLVD SAN DIMAS, CA 91773

BR/CO: 73/L-l	STATEMENT OF ACCOUNT (PERIOD 09/01/2008 TO 09/30/2008)	09/30/2008 PAGE: 1

DATE	INVOICE #	AMOUNT
09/03/2008	2308024-00	1,734,039.48
09/04/2008	PAYMENT RECEIVED FOR 2308024-00	1,734,039.48
09/10/2008	2326303-00	1,170,799.78
09/11/2008	PAYMENT RECEIVED FOR 2326303-00	1,170,799.78
09/17/2008	2350113-00	1,645,498.50
09/18/2008	PAYMENT RECEIVED FOR 2350113-00	1,645,498.50
09/24/2008	2374757-00	1,059,708.42
09/25/2008	PAYMENT RECEIVED FOR 2374757-00	1,059,708.42
09/26/2008	2399614-00	2.21 CR
09/29/2008	2409627-00	4,670.33
09/30/2008	PAYMENT RECEIVED FOR 2409627-00	4,670.33

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:

FROM:	Wire Transfer Department

DATE:	10/01/08
TIME:	00:24:24

Number of Page: Including Cover Sheet: 2

URGENT!

SPECIAL NOTE:

Please see attached “STATEMENT OF ACCOUNT”.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 W COVINA BLVD SAN DIMAS, CA 91773

DATE:	09/10/08

INVOICE NO:	2326303-00
BR/CO:	73/L–1
BALANCE DUE:	$1,170,799.78 DR

LNT INC ATTN: TERI JAWOROWSKI 6 BRIGHTON ROAD CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 09/11/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L–1	TAX	09/12/08	21	511,423.93 DR
					BATCH #04675
PAYROLL TOTAL				$511,423.93 DR
73/L–6	TAX	09/12/08	21	17,620.11 DR
					BATCH #04658
PAYROLL TOTAL				$17,620.11 DR
73/L–2	TAX	09/12/08	21	608,964.88 DR
					BATCH #04675
PAYROLL TOTAL				$608,964.85 DR
73/L–7	TAX	09/12/08	21	32,790.89 DR
					BATCH #04658
PAYROLL TOTAL				$32,790.89 DR
SUB-TOTAL:				$1,170,799.78 DR

		INVOICE TOTAL		$1,170,799.78 DR

		BALANCE DUE		$1,170,799.78 DR

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 W COVINA BLVD SAN DIMAS, CA 91773

DATE:	09/10/08

INVOICE NO:	2326303-00
BR/CO:	73/L–1
BALANCE DUE:	$1,170,799.78 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21                       YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

Automatic Data Processing Tax Financial Services 400 Covina Blvd. San Dimas, CA 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-l

FROM:	Wire Transfer Department

DATE:	09/10/08
TIME:	02:59:35

Number of Pages: Including Cover Sheet: 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 W COVINA BLVD SAN DIMAS, CA 91773

DATE:	09/03/08

INVOICE NO:	2308024-00
BR/CO:	73/L–1
BALANCE DUE:	$1,734,039.48 DR

LNT INC ATTN: TERI JAWOROWSKI 6 BRIGHTON ROAD CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 09/04/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L–1	TAX	09/05/08	21	770,113.93 DR
					BATCH #03268
PAYROLL TOTAL				$770,113.93 DR
73/L–2	TAX	09/05/08	21	263,329.84 DR
					BATCH #03268
PAYROLL TOTAL				$263,329.84 DR
73/L&T	TAX	09/05/08	21	592,278.50 DR
					BATCH #03268
PAYROLL TOTAL				$592,278.50 DR
73/L–3	TAX	09/05/08	21	66,663.78 DR
					BATCH #03268
PAYROLL TOTAL				$66,663.78 DR
73/L–4	TAX	09/05/08	21	31,292.83 DR
					BATCH #03268
PAYROLL TOTAL				$31,292.83 DR
73/L–5	TAX	09/05/08	21	10,360.60 DR
					BATCH #03268
PAYROLL TOTAL				$10,360.60 DR

SUB-TOTAL:				$1,734,039.48 DR

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 W COVINA BLVD SAN DIMAS, CA 91773

DATE:	09/03/08

INVOICE NO:	2308024-00
BR/CO:	73/L–1
BALANCE DUE:	$1,734,039.48 DR

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
		INVOICE TOTAL		$1,734,039.48 DR

		BALANCE DUE		$1,734,039.48 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21                       YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-l

FROM:	Wire Transfer Department

DATE:	09/03/08
TIME:	02:55:10

Number of Pages: Including Cover Sheet: 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 Covina Blvd. San Dimas CA 91773
09/03/2008 73/L–1 WIRE TRANSFER

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THE FOLLOWING TOTAL WILL BE CHARGED TO YOUR ACCOUNT ON 09/04/2008: $27,223.1

BR/CO	DESCRIPT	DUE DATE	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L-l	WGPS	09/04/2008	420010237259	09/05/2008	IMP	$2,130.91 DR
	BROKER ID: 72417939
	IO: 73L&T-A WGPS
SUB-TOTAL						$2,130.91 DR

73/L-l	WGPS	09/04/2008	482507256876	09/05/2008	IMP	$13,234.54 DR
	BROKER ID: 72417995
	IO: 73L-1-A WGPS
SUB-TOTAL						$13,234.54 DR

73/L-l	WGPS	09/04/2008	417510294217	09/05/2008	IMP	$5,200.14 DR
	BROKER ID: 72418000
	IO: 73L-2-A WGPS
SUB-TOTAL						$5,200.14 DR

73/L-l	WGPS	09/04/2008	417510294243	09/05/2008	IMP	$4,459.81 DR
	BROKER ID: 72418124
	IO: 73L-3-A WGPS
SUB-TOTAL						$4,459.81 DR

73/L-l	WGPS	09/04/2008	417510294257	09/05/2008	IMP	$2,042.79 DR
	BROKER ID: 72418126
	IO: 73L-4-A WGPS
SUB-TOTAL						$2,042.79 DR

73/L-l	WGPS	09/04/2008	480007314606	09/05/2008	IMP	$154.95 DR
	BROKER ID: 72418127
	IO: 73L-5-A WGPS
SUB-TOTAL						$154.95 DR

SUB-TOT BY DUE DT 09/04/2008						$27,223.14 DR

GRAND TOTAL						$27,223.14 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTIFICATION, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

THE NUMBER OF FAXES SENT TODAY, INCLUDING THIS ONE IS: 1

Automatic Data Processing Tax Financial Services 400 Covina Blvd. San Dimas California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-l

FROM:	Wire Transfer Department

DATE:	09/03/08
TIME:	08:31:45

Number of Pages: Including Cover Sheet: 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773
	DOC NO: CLEAR DOC NO:	09/04/2008 176484463 176484463 73L–1–A

WIRE CONFIRMATION

LNT INC ATTN: TERI JAWOROWSKI 6 BRIGHTON ROAD CLIFTON, NJ 07015

THIS IS TO ADVISE YOU IN DETAIL OF HOW YOUR RECENT WIRE TRANSFER WAS APPLIED TO YOUR ACCOUNT.

BR/CO	DESCRIPTION	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L&T	IMP/PYRL	420010237259	09/05/2008	IMP	$2,130.91 DR
	BROKER ID: 72417939
	PRODUCT: IO: ER WGPS
SUB TOTAL					$2,130.91 DR

73/L-l	IMP/PYRL	482507256876	09/05/2008	IMP	$13,234.54 DR
	BROKER ID: 72417995
	PRODUCT: IO: ER WGPS
SUB TOTAL					$13,234.54 DR

73/L-2	IMP/PYRL	417510294217	09/05/2008	IMP	$5,200.14 DR
	BROKER ID: 72418000
	PRODUCT: IO: ER WGPS
SUB TOTAL					$5,200.14 DR

73/L-3	IMP/PYRL	417510294243	09/05/2008	IMP	$4,459.81 DR
	BROKER ID: 72418124
	PRODUCT: IO: ER WGPS
SUB TOTAL					$4,459.81 DR

73/L-4	IMP/PYRL	417510294257	09/05/2008	IMP	$2,042.79 DR
	BROKER ID: 72418126
	PRODUCT: IO: ER WGPS
SUB TOTAL					$2,042.79 DR

73/L-5	IMP/PYRL	480007314606	09/05/2008	IMP	$154.95 DR
	BROKER ID: 72418127
	PRODUCT: IO: ER WGPS

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

	DOC NO: CLEAR DOC NO:	09/04/2008 176484463 176484463 73L–1–A

WIRE CONFIRMATION

BR/CO	DESCRIPTION	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
SUB TOTAL					$154.95 DR

TOTAL					$27,223.14 DR

WIRE SUMMARY

WIRE TRANSFERS PROCESS DATE	AMOUNT	SETTLED AMOUNT
09/04/2008	$27,223.14 DR	$27,223.14 DR

PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE WITH ANY QUESTIONS YOU MAY HAVE CONCERNING THIS CONFIRMATION.

REASON DESCRIPTION:

IMP: YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–1

FROM:	Wire Transfer Department

DATE:	09/04/08
TIME:	19:18:53

Number of Pages: Including Cover Sheet: 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

39th SI TDD / City of Independence S&U Tax Return	MO	Sales & Use Tax	9/30/08
Alabama	AL	Sales & Use Tax	9/20/08
Alabama	AL	Sales & Use Tax	9/20/08
Alabama	AL	Sales & Use Tax	9/20/08
Alabama	AL	Income Tax	9/12/08
Alabama	AL	Privilege Tax	9/12/08
Alabama	AL	Consumer Use Tax	9/20/08
Arizona	AZ	Sales & Use Tax	9/20/08
Arizona	AZ	Sales & Use Tax	9/20/08
Arkansas	AR	Sales & Use Tax	9/20/08
Arkansas	AR	Sales & Use Tax	9/20/08
Arkansas	AK	Income Tax	9/12/08
Arkansas	AK	Income Tax	9/12/08
Arkansas	AR	Excise Tax	9/20/08
Augusta City	ME	Personal Property Tax	9/11/08
Bangor City	ME	Personal Property Tax	9/15/08
Biddeford City	ME	Personal Property Tax	10/8/08
Broomfield S&U Tax Return	CO	Sales & Use Tax	9/20/08
Buncombe County	NC	Personal Property Tax	9/1/08
Butier County	OH	Personal Property Tax	9/22/08
Caddo Shreveport	LA	Sales & Use Tax	9/20/08
Caddo Shreveport	LA	Sales & Use Tax	9/20/08
Caddo Shreveport	LA	Sales & Use Tax	9/20/08
California	CA	Sales & Use Tax	9/20/08
California	CA	Sales & Use Tax	9/20/08
California	CA	Sales & Use Tax	9/20/08
California	CA	Sales & Use Tax	9/20/08
California	CA	Sales & Use Tax	9/20/08
Chatham	GA	Personal Property Tax	11/17/08
Chesterfield Valley Transp Devlopm District Return	MO	Sales & Use Tax	9/20/08
City & County Of Birmingham Sales Tax Return	AL	Sales & Use Tax	9/20/08
City & County of Denver S&U Tax Return	CO	Sales & Use Tax	9/20/08
City & County of Denver Sales Tax Return	CO	Sales & Use Tax	9/20/08
City of Aurora S&U Tax Return	CO	Sales & Use Tax	9/20/08
City of Aurora S&U Tax Return	CO	Sales & Use Tax	9/20/08
City of Baton Rouge & East Baton Rouge Parish S&U Tax Return	LA	Sales & Use Tax	9/20/08
City of Baton Rouge & East Baton Rouge Parish S&U Tax Return	LA	Sales & Use Tax	9/20/08
City of Baton Rouge & East Baton Rouge Parish S&U Tax Return	LA	Sales & Use Tax	9/20/08
City of Birmingham Lease Tax Return	AL	Corporate Lease Tax	9/20/08
City of Birmingham Seller’s Use Tax Return	AL	Sales & Use Tax	9/20/08
City of Broomfield	CO	Sales & Use Tax	9/20/08
City of Chandler S&U Tax Return	AZ	Sales & Use Tax	9/20/08
City of Chandler S&U Tax Return	AZ	Sales & Use Tax	9/20/08
City of Colorado Springs S&U T/R	CO	Sales & Use Tax	9/20/08
City of Colorado Springs S&U T/R	CO	Sales & Use Tax	9/20/08
City Of Columbia Shoppes at Stadium TDD STR	MO	Sales & Use Tax	9/20/08
City of Durango S&U Tax Return	CO	Sales & Use Tax	9/20/08
City of Durango S&U Tax Return	CO	Sales & Use Tax	9/20/08
City of East Point	GA	Personal Property Tax	10/31/08
City of Flagstaff S&U Tax Return	AZ	Sales & Use Tax	9/20/08
City of Fort Collins	CO	Sales & Use Tax	9/20/08
City Of Fort Collins S&U Tax Return	CO	Sales & Use Tax	9/20/08
City Of Hoover S&U Tax Return	AL	Sales & Use Tax	9/20/08
City Of Hoover S&U Tax Return	AL	Sales & Use Tax	9/20/08
City Of Hoover S&U Tax Return	AL	Sales Use Tax	9/20/08
City Of Huntsville S&U Tax Return	AL	Sales & Use Tax	9/20/08
City Of Huntsville S&U Tax Return	AL	Sales & Use Tax	9/20/08
City Of Huntsville S&U Tax Return	AL	Sales & Use Tax	9/20/08
City of Lafayette	LA	Sales & Use Tax	9/20/08
City of Lakewood	CO	Sales & Use Tax	9/20/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

City of Lakewood	CO	Sales & Use Tax	9/20/08
City of Lakewood	CO	Public Improvement Fee	9/20/08
City of Lakewood S&U Tax Return (2.0%)	CO	Sales & Use Tax	9/20/08
City of Lakewood/ Belmar S&U Tax Return (1.0%)	CO	Sales & Use Tax	9/20/08
City of Lone Tree	CO	Sales & Use Tax	9/20/08
City Of Mobile S&U Tax Return	AL	Sales & Use Tax	9/20/08
City Of Mobile S&U Tax Return	AL	Sales & Use Tax	9/20/08
City of Mobile S&U Tax Return	AL	Sales & Use Tax	9/20/08
City Of Montgomery S&U Tax Return	AL	Sales & Use Tax	9/20/08
City Of Montgomery S&U Tax Return	AL	Sales & Use Tax	9/20/08
City of Montgomery S&U Tax Return	AL	Sales & Use Tax	9/20/08
City of Peorla S&U Tax Return	AZ	Sales & Use Tax	9/20/08
City of Peorla S&U Tax Return	AZ	Sates & Use Tax	9/20/08
City of Phoenix Privilege STR	AZ	Privilege Tax	9/20/08
City of Phoenix S&U Tax Return	AZ	Sales & Use Tax	9/20/08
City of Phoenix S&U Tax Return	AZ	Sales & Use Tax	9/20/08
City of Phoenix S&U Tax Return	AZ	Sales & Use Tax	9/20/08
City of Prescott	AZ	Sales & Use Tax	9/20/08
City of Prescott S&U Tax Return	AZ	Sales & Use Tax	9/20/08
City of Scottsdale S&U Tax Return	AZ	Sales & Use Tax	9/20/08
City of Scottsdale S&U Tax Return	AZ	Sales & Use Tax	9/20/08
City of Scottsdale S&U Tax Return	AZ	Sales & Use Tax	9/20/08
City Of Tempe S&U	AZ	Sales & Use Tax	9/20/08
City of Tempe S&U Tax Return	AZ	Sales & Use Tax	9/20/08
City of Thornton S&U Tax Return	CO	Sales & Use Tax	9/20/08
City of Thornton S&U Tax Return	CO	Sales & Use Tax	9/20/08
City of Tucson S&U Tax Return	AZ	Sales & Use Tax	9/20/08
City of Westminster S&U Tax Return	CO	Sales & Use Tax	9/20/08
City of Westminster S&U Tax Return	CO	Sales & Use Tax	9/20/08
City of Wilson	VT	Sales & Use Tax	9/20/08
City of Tucson Busin Privilege Tax Return	AZ	Privilege Tax	9/20/08
Clark County	NV	Personal Property Tax	9/22/08
Clayton County	GA	Personal Property Tax	11/17/08
Colorado	CO	Sales & Use Tax	9/20/08
Colorado	CO	Sales & Use Tax	9/20/08
Combined State S&U Tax Return	NE	Sales & Use Tax	9/20/08
Connecticut	CT	Sales & Use Tax	9/20/08
Connecticut	CT	Sales & Use Tax	9/37/08
Connecticut	CT	Sales & Use Tax	9/37/08
Connecticut	CT	Income Tax	9/29/08
Connecticut	CT	Income Tax	9/29/08
Consumer’s Use Tax Return (DR 0252)	CO	Consumer Use Tax	9/20/08
Consumer’s Use Tax Return (DR 0252)	CO	Consumer Use Tax	9/20/08
Cumberland County	NC	Personal Property Tax	9/1/08
Cuyahoga County	OH	Personal Property Tax	9/20/08
Cuyahoga County	OH	Personal Property Tax	9/20/08
De Kalb County	GA	Personal Property Tax	9/1/08
Delaware	DE	Income Tax	9/29/08
District of Columbia	DC	Income Tax	9/12/08
Douglas County	NE	Personal Property Tax	9/1/08
Douglas County	NE	Personal Property Tax	9/1/08
Fayette County	GA	Personal Property Tax	11/15/08
Florida	FL	Sales & Use Tax	9/20/08
Florida	FL	Sales & Use Tax	9/20/08
Florida	FL	Sales & Use Tax	9/20/08
Florida	FL	Sales & Use Tax	9/20/08
Florida	FL	Income Tax	9/29/08
Florida	FL	Income Tax	9/29/08
Florida	FL	Income Tax	9/29/08
Forsyth County	NC	Personal Property Tax	9/1/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

Franklin County	OH	Personal Property Tax	9/20/08
Franklin County	OH	Personal Property Tax	10/3/08
Franklin County	OH	Personal Property Tax	9/22/08
Fulton County	GA	Personal Property Tax	10/31/08
Fulton County	GA	Personal Property Tax	10/31/08
Fulton County	GA	Personal Property Tax	10/31/08
Fulton County	GA	Personal Property Tax	10/31/08
Geauga County	OH	Personal Property Tax	10/3/08
Georgia	GA	Sales & Use Tax	9/20/08
Georgia	GA	Sales & Use Tax	9/20/08
Georgia	GA	Sales & Use Tax	9/20/08
Georgia	GA	Income Tax	9/12/08
Georgia	GA	Income Tax	9/12/08
Gravois Bluffs TDD / City of Fenton S&U Tax Return	MO	Sales & Use Tax	9/20/08
Gwinnett County	GA	Personal Property Tax	9/15/08
Gwinnett County	GA	Personal Property Tax	9/15/08
Gwinnett County	GA	Personal Property Tax	9/15/08
Hamilton County	OH	Personal Property Tax	9/22/08
Hamilton County	OH	Personal Property Tax	9/22/08
Idaho	ID	Sales & Use Tax	9/20/08
Idaho	ID	Sales & Use Tax	9/20/08
Illinois	IL	Sales & Use Tax	9/22/08
Illinois	IL	Income Tax	9/29/08
Indiana	IN	Sales & Use Tax	9/20/08
Indiana	IN	Sales & Use Tax	9/20/08
Indiana	IN	Sales & Use Tax	9/20/08
Indiana	IN	Food & Beverage Tax	9/30/08
Iowa	IA	Sales & Use Tax	9/10/08
Iowa	IA	Sales & Use Tax	9/20/08
Iowa	IA	Income Tax	9/29/08
Iredell County	NC	Personal Property Tax	9/1/08
Jefferson County Educ.	AL	Sales & Use Tax	9/20/08
Jefferson County Education Sales Tax Return	AL	Sales & Use Tax	9/20/08
Jefferson County Education Sales Tax Return	AL	Sales & Use Tax	9/20/08
Jefferson County S&U Tax Return	AL	Sales & Use Tax	9/20/08
Jefferson County S&U Tax Return	AL	Sales & Use Tax	9/20/08
Jefferson County Sales Tax Return Consumer Tax	AL	Sales & Use Tax	9/20/08
Jefferson Parish	LA	Sales & Use Tax	9/20/08
Jefferson Parish S&U Tax Return	LA	Sales & Use Tax	9/20/08
Jefferson Parish S&U Tax Return	LA	Sales & Use Tax	9/20/08
Jefferson Parish S&U Tax Return	LA	Sales & Use Tax	9/20/08
Jefferson Parish S&U Tax Return	LA	Sales & Use Tax	9/20/08
Johnson County	KS	Personal Property Tax	9/12/08
Kansas	KS	Sales & Use Tax	9/20/08
Kentucky	KY	Sales & Use Tax	9/20/08
Kentucky	KY	Sales & Use Tax	9/20/08
Kentucky	KY	Sales & Use Tax	9/20/08
King County	WA	Personal Property Tax	12/31/08
KS Consumers USE TAX (CT-10U)	KS	Sales & Use Tax	9/20/08
KS Retailers’ Sales Tax Return (ST-36)	KS	Sales & Use Tax	9/20/08
Lafayette Parish School Board S&U Tax Return	LA	Sales & Use Tax	9/20/08
Lafayette Parish School Board S&U Tax Return	LA	Sales & Use Tax	9/20708
Lake County	OH	Personal Property Tax	10/6/08
Lake County	OH	Personal Property Tax	9/20/08
Lauderdale County & City of Florence S&U Tax Return	AL	Sales & Use Tax	9/20/08
Lauderdale County & City of Florence S&U Tax Return	AL	Sales & Use Tax	9/20/08
Lauderdale County & City of Florence S&U Tax Return	AL	Sales & Use Tax	9/20/08
Lone Tree S&U Tax Return	CO	Sales & Use Tax	9/20/08
Lorain County	OH	Personal Property Tax	10/6/08
Lorain County	OH	Personal Property Tax	9/22/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

Loudoun County	VA	Personal Property Tax	10/6/08
Louisiana	LA	Sales & Use Tax	9/20/08
Louisiana	LA	Sales & Use Tax	9/20/08
Louisiana	LA	Sales & Use Tax	9/20/08
Louisiana	LA	Income Tax	9/12/08
Louisiana	LA	Income Tax	9/12/08
M150 & 135th St TDD Sales Tax Return	MO	Sales & Use Tax	9/20/08
Madison County S&U Tax Return	AL	Sales & Use Tax	9/20/08
Madison County S&U Tax Return	AL	Sales & Use Tax	9/20/08
Madison County S&U Tax Return	AL	Sales & Use Tax	9/20/08
Mahoning County	OH	Personal Property Tax	10/24/08
Mahoning County	OH	Personal Property Tax	10/3/08
Maine	ME	Sales & Use Tax	9/15/08
Maine	ME	Sales & Use Tax	9/15/08
Maine	ME	Sales & Use Tax	9/20/08
Maricopa County	AZ	Personal Property Tax	10/1/08
Maricopa County	AZ	Personal Property Tax	10/1/08
Maricopa County	AZ	Personal Property Tax	10/1/08
Maricopa County	AZ	Personal Property Tax	10/1/08
Maricopa County	AZ	Personal Property Tax	10/1/08
Maricopa County	AZ	Personal Property Tax	10/1/08
Maricopa County	AZ	Personal Property Tax	10/1/08
Maricopa County	AZ	Personal Property Tax	10/1/08
Maricopa County	AZ	Personal Property Tax	10/1/08
Maricopa County	AZ	Personal Property Tax	10/1/08
Maricopa County	AZ	Personal Property Tax	10/1/08
Maricopa County	AZ	Personal Property Tax	10/1/08
Maryland	MD	Sales & Use Tax	9/20/08
Maryland	MD	Sales & Use Tax	9/20/08
Maryland	MD	Sales & Use Tax	9/20/08
Maryland	MD	Income Tax	9/12/08
Massachusetts	MA	Sales & Use Tax	9/20/08
Massachusetts	MA	Sales & Use Tax	9/20/08
Massachusetts	MA	Sales & Use Tax	9/20/08
Massachusetts	MA	Income Tax	9/12/08
Massachusetts	MA	Income Tax	9/12/08
Mecklenburg County	NC	Personal Property Tax	9/1/08
Mecklenburg County	NC	Personal Property Tax	9/1/08
Mecklenburg County	NC	Personal Property Tax	9/1/08
Michigan	Ml	Sales & Use Tax	9/13/08
Michigan	Ml	Sales & Use Tax	9/15/08
Michigan	Ml	Sales & Use Tax	9/20/08
Michigan	Ml	Sales & Use Tax	9/24/08
Minnesota	MN	Sales & Use Tax	9/20/08
Minnesota	MN	Sales & Use Tax	9/20/08
Mississippi	MS	Sales & Use Tax	9/20/08
Mississippi	MS	Sales & Use Tax	9/20/08
Mississippi	MS	Sales & Use Tax	9/20/08
Mississippi	MS	Sales & Use Tax	9/20/08
Mississippi	MS	Income Tax	9/12/08
Missouri	MO	Sales & Use Tax	9/20/08
Missouri	MO	Sales & Use Tax	9/20/08
Mobile County S&U Tax Return	AL	Sales & Use Tax	9/20/08
Mobile County S&U Tax Return	AL	Sales & Use Tax	9/20/08
Montgomery County	OH	Personal Property Tax	9/20/08
Montgomery County S&U Tax Return	AL	Sales & Use Tax	9/20/08
Montgomery County S&U Tax Return	AL	Sales & Use Tax	9/20/08
Montgomery County S&U Tax Return	AL	Sales & Use Tax	9/20/08
Nebraska	NE	Sales & Use Tax	9/20/08
Nebraska	NE	Income Tax	9/12/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

Nevada	NV	Sales & Use Tax	9/20/08
Nevada	NV	Sales & Use Tax	9/20/08
New Hampshire	NH	Income Tax	9/12/08
New Jersey	NJ	Sales Tax	9/20/08
New Jersey	NJ	Sales & Use Tax	9/20/08
New Jersey	NJ	Sales & Use Tax	9/20/08
New Jersey	NJ	Income Tax	9/29/08
New Jersey	NJ	Sales & Use Tax	9/20/08
New Mexico	NM	Sales & Use Tax	9/20/08
New Mexico	NM	Sales & Use Tax	9/25/08
New Mexico	NM	Income Tax	9/12/08
New York	NY	Sales & Use Tax	9/20/08
New York	NY	Sales & Use Tax	9/20/08
New York	NY	Sales & Use Tax	9/20/08
New York - CT-3A	NY	Income Tax	9/29/08
New York -MTA return	NY	Income Tax	9/29/08
Newnan City	GA	Personal Property Tax	10/31/08
North Carolina	NC	Sales & Use Tax	9/15/08
North Carolina	NC	Sales & Use Tax	9/20/08
North Carolina	NC	Sales & Use Tax	9/20/08
North Carolina	NC	Income Tax	9/29/08
North Carolina	NC	Income Tax	9/12/08
North Dakota	ND	Sales & Use Tax	9/20/08
North Dakota	ND	Sales & Use Tax	9/30/08
NY - New York City	NY	Income Tax	9/29/08
Ohio	OH	Consumer Use Tax	9/20/08
Ohio	OH	Sales & Use Tax	9/20/08
Ohio	OH	Sales & Use Tax	9/20/08
Ohio	OH	Sales & Use Tax	9/20/08
Oklahoma	OK	Sales & Use Tax	9/15/08
Oklahoma	OK	Sales & Use Tax	9/15/08
Oklahoma	OK	Sales & Use Tax	9/20/08
Oklahoma	OK	Franchise Tax	9/12/08
Oklahoma	OK	Income Tax	9/12/08
Parish of St. Tammany	LA	Sales & Use Tax	9/20/08
Paulding County	GA	Personal Property Tax	11/17/08
Pennsylvania	DC	Personal Property Tax	9/1/08
Pennsylvania	HO	Personal Property Tax	9/27/08
Pennsylvania	PA	Sales & Use Tax	9/20/08
Pennsylvania	PA	Sales & Use Tax	9/20/08
Pennsylvania	PA	Sales & Use Tax	9/20/08
Pennsylvania	PA	Income Tax	9/29/08
Pima County	AZ	Personal Property Tax	10/1/08
Pima County	AZ	Personal Property Tax	10/1/08
Prince George’s County	MD	Personal Property Tax	9/30/08
Prince William County	VA	Personal Property Tax	10/6/08
Rhode Island	RI	Sales & Use Tax	9/20/08
Rhode Island	RI	Sales & Use Tax	9/20/08
Rhode Island	RI	Sales & Use Tax	9/20/08
Rhode Island	RI	Income Tax	9/12/08
Riverside County	CA	Personal Property Tax	9/30/08
Riverside County	CA	Personal Property Tax	9/30/08
Riverside County	CA	Personal Properly Tax	9/30/08
Savannah City	GA	Personal Property Tax	11/6/08
Shelby County S&U Tax Return	AL	Sales & Use Tax	9/20/08
Shelby County S&U Tax Return	AL	Sales & Use Tax	9/20/08
Shelby County S&U Tax Return	AL	Sales & Use Tax	9/20/08
Smithfield City	RI	Personal Property Tax	9/30/08
South Carolina	SC	Sales & Use Tax	9/20/08
South Carolina	SC	Sales & Use Tax	9/20/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

South Carolina	SC	Sales & Use Tax	9/20/08
South Carolina	SC	Sales & Use Tax	9/20/08
South Carolina	SC	Sales & Use Tax	9/20/08
South Carolina	SC	Sales & Use Tax	9/20/08
South Carolina	SC	Sales & Use Tax	9/20/08
South Carolina	SC	Sales & Use Tax	9/20/08
South Carolina	SC	Sales & Use Tax	9/20/08
South Carolina	SC	Income Tax	9/12/08
South Dakota	SD	Sales & Use Tax	9/20/08
South Dakota	SD	Sales & Use Tax	9/20/08
St Tammany	LA	Sales & Use Tax	9/20/08
St Tammany	LA	Sales & Use Tax	9/20/08
Tennessee	TN	Sales & Use Tax	9/20/08
Tennessee	TN	Sates & Use Tax	9/20/08
Tennessee	TN	Sales & Use Tax	9/20/08
Tennessee	TN	Sales & Use Tax	9/20/08
Tennessee	TN	Sales & Use Tax	9/20/08
Tennessee	TN	Sales & Use Tax	9/20/08
Tennessee	TN	Sales & Use Tax	9/20/08
Tennessee	TN	Sales & Use Tax	9/20/08
Tennessee	TN	Sales & Use Tax	9/20/08
Tennessee	TN	Sales & Use Tax	9/20/08
Tennessee	TN	Sales & Use Tax	9/20/08
Texas	TX	Sales & Use Tax	9/20/08
Texas	TX	Sales & Use Tax	9/20/08
Town of Castle Rock	CO	Sales & Use Tax	9/20/08
Trumball County	OH	Personal Property Tax	9/19/08
Trumball County	OH	Personal Property Tax	9/30/08
Utah	UT	Sales & Use Tax	9/20/08
Vermont	VT	Sales & Use Tax	9/20/08
Vermont	VT	Sales & Use Tax	9/20/08
Vigo County	IN	Personal Property Tax	9/15/08
Virginia	VA	Sales & Use Tax	9/20/08
Virginia	VA	Sales & Use Tax	9/20/08
Virginia	VA	Sales & Use Tax	9/20/08
Washington	WA	Sales & Use Tax	9/20/08
Washington	WA	Sales & Use Tax	9/20/08
Washington D.C.	DC	Sales & Use Tax	9/20/08
Washington D.C.	DC	Sates & Use Tax	9/20/08
Washington D.C.	DC	Sales & Use Tax	9/20/08
West Virginia	WI	Sales & Use Tax	9/20/08
West Virginia	WV	Sales & Use Tax	9/20/08
West Virginia	WV	Sales & Use Tax	9/20/08
West Virginia	WV	Sales & Use Tax	9/20/08
West Virginia	WV	Income Tax	9/12/08
Wisconsin	WI	Income Tax	9/29/08
Wisconsin	WI	Income Tax	9/12/08
Wood County	OH	Personal Property Tax	10/20/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-5: SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total

Accounts Payable-Merchandise[1],[2]	$22,443,480	$17,874,844	$(42,416)	$911,024	$—	$41,183,932
Accounts Payable-Expense [1],[3]	1,989,160	39,795	(10,887)	73,179	(13,522)	2,077,726
Wages Payable	10,142,302	—	—	—	—	10,142,302
Taxes Payable	31,097,635	—	—	—	—	31,097,635
Rent /Leases -Building	—	—	—	—	—	—
Secured Debt	149,027,596	—	—	—	—	149,027,596
Professional Fees [4]	548,092	—	—	—	—	548,092
Amounts Due to Insiders[5],[6]	166,667	166,667	166,667	166,667	136,905	803,573

Total Postpetition Debts	$215,414,933	$18,081,306	$113,364	$1,150,870	$123,383	$234,883,856

[1]	This schedule includes actual payables for Merchandise and Non-Merchandise expenses and therefore exclude, any accrual balances.
[2]

The Accounts Payable-Merchandise figure does not lie directly to the balance sheet. The attached aging (MOR-5A) includes items in the Merchandise Accruals, Refunds and Allowances account on the balance sheet, as well as offsetting refunds due from vendors that are captured as accounts receivable on the balance sheet.

[3]	The Accounts Payable-Expenses figure does not lie directly to balance sheet account. Balance sheet account includes amounts Due to insiders which is reported separately in this analysis.
[4]	Includes professional fee involves that have received interim approval and a certificate of no objection or partial no objection has been filed.
[5]	Wages payable to employees who are insider creditors are included in the Wages Payable line Item.
[6]

The Debtors are accruing approximately $166 thousand per month in management fees payable to Apollo Management V,L.P. And NRDC pursuant to a management agreement. The Debtors have not paid these fees since filing Chapter 11, and do not anticipate doing so in the near term.

MOR-5

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE-MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over90	Total

ACME INT ENTERPRISES, INC. IMPORT	$39,017	$3,387	$56	$—	$—	$42,460
ADAMS MFG.CORP	—	(200)	—	—	—	(200)
ADESSO LIGHTING L/C	—	(62,304)	—	—	—	(62,304)
ADSOUTH MARKETING, LLC.	21,245	—	—	—	—	21,245
AEOLUS DOWN L/C	74,601	—	—	111,027	—	185,628
AERO PRODUCTS INTERNATIONAL	500,403	164,128	115	—	—	664,646
AIM LP	—	—	—	(18)	—	(18)
ALDIK ARTIFICIAL FLOWER CO., INC.LC	(2,113)	(3,471)	2,214	—	—	(3,369)
AL-KARAM TEXTILE MILLS (PVT)LTD/LC	(4,273)	—	—	—	—	(4,273)
ALL WRAPPED UP L/C	(13,300)	—	—	—	—	(13,300)
ALL-CLAD METAL CRAFTERS	—	—	—	(55)	—	(55)
ALLEGRO MFG. INC.	—	(8,747)	—	300	—	(8,447)
ALLSTAR MARKETING, LLC	288	90,432	—	—	—	90,720
AMCO CORP.	14,055	—	204	—	—	14,259
AMCOR, INC,	—	—	(700)	(38,674)	—	(39,374)
AMERICAN CENTURY HOME FABRICS INC.	4,597	11,625	—	—	—	16,223
AMERICAN COVERS, INC.	1,677	1,883	—	—	—	3,560
AMERICAN FIBER IND.	264,696	—	—	—	—	264,696
AMERICAN OAK PRESERVING CO. INC L/C	(350)	45,307	(1,550)	—	—	43,407
AMERICAN PACIFIC ENTERPRISES	—	—	—	(4,526)	—	(4,526)
AMERICAN TACK & HARDWARE	21,546	14,548	—	—	—	36,095
AMERICAN TEXTILE COMPANY	—	—	—	—	—	—
ANCHOR ACQUISITION, LLC	22,134	(1,352)	—	—	—	20,782
ANGEL SALES, INC.	684	(810)	—	—	—	(126)
APEX PRODUCTS, LLC	4,140	6,265	—	—	—	10,395
APPLICA CONSUMER PRODUCTS, INC.	(2,263)	—	—	339	—	(1,924)
ARC INTERNATIONAL	(18)	—	—	—	—	(18)
ARTISSIMO	—	—	—	—	—
ARY, INC.	45,000	—	—	—	—	45,000
AVANTI LINENS INC.	29,847	—	—	—	—	29,847
AVANTI PRESS, INC.	—	—	—	—	—	—
AXIS IMEX, INC.	—	1,754	—	—	—	1,754
AXIS INTERNATIONAL MARKETING, INC	(1,533)	18,656	—	—	—	17,124
AZIM TEKSTIL (LC)	(1,434)	(6,516)	—	—	—	(7,950)
B & R PLASTICS, INC.	22,952	—	—	—	—	22,952
BAJER DESIGN	—	—	—	—	—	—
BALTA US, INC.	—	—	—	(9)	—	(9)
BALTIC LINEN COMPANY, INC/IMPORT	—	(837)	—	—	—	(837)
BARUCH COMPANY(THE)	976	2,731	—	—	—	3,707
BASIC LINE INC	53,101	(28,706)	3,330	—	—	27,725
BASSETT MIRROR COMPANY, INC.	2,085	9,299	—	—	—	11,384
BATH BY TOWN & COUNTRY LIVING	1,404	—	—	—	—	1,404
BATHMARK	26,122	8,240	—	—	—	34,362
BEACON LOOMS INC.	109,702	—	—	—	—	109,702
BEAUTY UNLIMITED	—	—	—	(112)	—	(112)
BECK INTERNATIONAL IMPORT	—	(90)	—	—	—	(90)
BEME INTERNATIONAL LLC	—	(350)	—	37,347	—	36,997
BERKSHIRE BLANKET INC.	163,378	58,463	—	—	—	221,840
BERWICK INDUSTRIES LLC	(631)	—	—	—	—	(631)
BESS HOME FASHIONS	6,284	—	—	—	—	6,284
BESS HOME FASHIONS/BMC GROUP	—	—	—	—	—	—
BETTER SLEEP INC.	157,853	119,162	—	—	—	277,316
BISSELL INC	—	—	—	—	—	—
BLACK & DECKER INC. IMPORT	43,573	—	—	—	—	43,573
BLUE RIDGE INTERNATIONAL	—	(6)	—	—	—	(6)
BOARD DUDES, INC., THE	—	—	—	(40)	—	(40)
BONAKEMI USA, INC.	14,575	—	—	—	—	14,575
BOSTON INTERNATIONAL INC.	—	—	—	—	—	—
BOSTON TEA COMPANY, LLC	12,834	5,814	—	—	—	18,648
BOSTON WAREHOUSE TRADING CORP.	4,147	25,614	353	—	—	30,114
BRADSHAW INTERNATIONAL INC.	6,072	—	—	—	—	6,072
BRENTWOOD ORIGINALS	381,184	220,218	—	—	—	601,403
BRITANNE CORPORATION	13,544	30	—	—	—	13,574

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

ACME INT ENTERPRISES, INC. IMPORT	$39,017	$3,387	$56	$—	$—	$42,460
BROWNSTONE GALLERY IMPORT	—	—	—	—	—	—
BRUMLOW MILLS, INC.	22,605	—	—	—	—	22,605
BSH HOME APPLIANCES CORPORATION	—	(12,612)	—	—	—	(12,612)
BUDDEEZ, INC.	11,529	7,936	—	—	—	19,465
BUILT NY, INC.	—	12,224	—	—	—	12,224
BURNES HOME ACCENTS LLC	85,701	—	—	—	—	85,701
BY APPOINTMENT IMPORT	13,411	44,471	—	—	—	57,882
C.R. GIBSON/THOMAS NELSON, INC.	—	3,920	—	—	—	3,920
C.Y. TOP LTD L/C	(14,796)	—	—	—	—	(14,796)
CAESAREA WARDINON INDUSTRIES LTD	(21)	(81)	139	—	—	37
CALDREA COMPANY, THE	1,562	11,952	—	—	—	13,514
CALPHALON CORP.	57,342	—	—	—	—	57,342
CAMBRIDGE SILVERSMITHS	123,799	71	—	23	—	123,893
CANDLE WARMERS ETC.	—	—	—	—	—	—
CAPRESSO INC.	25,133	—	—	—	—	25,133
CARPENTER COMPANY	32,780	—	—	—	—	32,780
CASA CREATIONS, INC.	22,763	—	—	13	—	22,776
CASABELLA HOLDINGS LLC IMPORT	26,848	—	125	—	—	26,973
CATALINA LIGHTING IMPORT	—	(13,682)	—	—	—	(13,682)
CATALINA PRODUCTS CORP.	—	456	—	—	—	456
CDR, INC.	1,870	2,640	1,100	—	—	5,610
CEDAR FRESH HOME PRODUCTS LLC	1,513	(423)	—	—	—	1,090
CHEF’N CORPORATION	(2,912)	(1,540)	—	—	—	(4,452)
CHESAPEAKE MERCHANDISING	—	(28,392)	—	—	—	(28,392)
CHF INDUSTRIES, INC. IMPORT	146,824	—	—	—	—	146,824
CLEARLY FUN SOAP, INC.	—	(197)	(167)	—	—	(363)
CLEMENTINE PAPER, INC. IMPORT	(23,182)	—	—	—	—	(23,182)
COLONIAL CANDLE OF CAPE COD &	—	(7,798)	38	—	—	(7,760)
COLUMBINE CODY CORPORATION IMPOR	(137,861)	(4,466)	12,612	—	—	(129,714)
COMPAC INDUSTRIES, INC.	(1,025)	6,525	—	22	—	5,521
CONAIR (DIRECT)	421,287	305,892	1,118	(195)	—	728,101
CONAIR CORPORATION	1,647,319	3,214,803	—	—	—	4,862,122
CONAIR CORPORATION - NON ELECTRICS	107,958	—	—	(532)	—	107,426
COPCO	118,444	18	—	—	—	118,462
CORD CRAFTS INC.	14,011	—	—	—	—	14,011
CORONA CURTAIN	—	(100)	—	—	—	(100)
COSCO	—	18,642	9,369	—	—	28,011
CRAMER INC.	3,055	—	—	—	—	3,055
CREATIVE BATH PRODUCTS	47,286	—	—	—	—	47,286
CREATIVE HOME FURNISHINGS, INC.	19,932	—	—	—	—	19,932
CRESTWOOD PARTNERS, LLC IMPORT	—	(398)	—	(9)	—	(407)
CRISA CORP.	87,199	—	—	—	—	87,199
CROSCILL INC.	1,392,776	784,042	—	—	—	2,176,818
CRYOPAK CORPORATION	13,669	—	—	(256)	—	13,413
DASCO	1,294	3,769	—	—	—	5,063
DBEST PRODUCTS	420	—	—	—	—	420
DCWV HOME	(12,405)	(651)	—	—	—	(13,056)
DDI, INC.	909	—	—	—	—	909
DECORATIVE LIVING INC IMPORT	27,907	—	—	—	—	27,907
DeLONGHI AMERICA, INC.	10,061	—	—	—	—	10,061
DELTA CARBONA, L.P.	—	92,153	—	—	—	92,153
DEMARLE, INC.	51,766	—	—	—	—	51,766
DESIGN SOLUTIONS INT’L IMPORT	(4,450)	(14,850)	—	—	—	(19,300)
DIAL INDUSTRIES	—	(1,951)	(4,173)	—	—	(6,124)
DIONT	—	(300)	—	—	—	(300)
DIOR INTERNATIONAL- IMPORT	(703)	(1,088)	—	—	—	(1,791)
DIVATEX HOME FASHIONS	64,038	105,740	(150,146)	(55,325)	—	(35,693)
DIVATEX HOME FASHIONS INC./IMPORT	38,520	(20,377)	(213)	—	—	17,931
DKB HOUSEHOLD USA	21,467	—	—	—	—	21,467
DOMANI (HK) LIMITED/IMPORT	(2,404)	(12,500)	—	—	—	(14,904)
DOMISTYLE, INC./IMPORT	9,139	—	—	(55)	—	9,084
DON WASSERMAN INTERNATONAL IMPORT	—	(504)	—	—	—	(504)

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

ACME INT ENTERPRISES, INC. IMPORT	$39,017	$3,387	$56	$—	$—	$42,460
DOWN LITE INTERNATIONAL	109,336	—	—	—	—	109,336
DSC PRODUCTS	35,553	45,056	—	—	—	80,609
DYNAMIC DESIGNS, INC. IMPORT	4,595	22,199	104	—	—	26,898
DYSON INCORPORATED	—	—	(344)	(4,022)	—	(4,366)
E & B GIFTWARE, LLC	—	—	—	—	—	—
E.MISHAN & SONS INC. (EMSON)	—	—	—	—	—	—
E.MISHAN & SONS, INC. (EMSON)	—	21,780	—	—	—	21,780
EARLEX INC.	—	—	—	—	—	—
EDGECRAFT CORPORATION	3,782	—	—	—	—	3,782
EHS FAR EAST LTD IMPORT	(20,387)	(38)	—	—	—	(20,425)
EL PASO CHILE COMPANY, THE	—	—	—	—	—	—
ELLERY HOMESTYLES	50,949	4,315	—	—	—	55,264
ELLISON FIRST ASIA LLC	196,790	480,830	—	(1)	—	677,619
ELMER’S PRODUCTS, INC.	—	—	—	(1)	—	(1)
ELRENE HOME FASHIONS	90,559	709	—	—	—	91,268
EMERILWARE	—	—	—	—	—	—
EMERSON RADIO CORP. IMPORT	—	(439)	(19,664)	—	—	(20,103)
EPOCA INC IMPORT	44,828	903	—	—	—	45,731
EPOCH HOMETEX, INC. IMPORT	15,767	—	—	—	—	15,767
EURO-CUISINE, INC.	408	792	—	—	—	1,200
EURO-PRO OPERATING LLC	—	—	—	8,104	—	8,104
EVERCARE COMPANY, THE	(350)	—	—	—	—	(350)
EVERGREEN ENTERPRISES	450	180	—	—	—	630
EVERGREEN LABS. INC.	863	1,962	4,002	—	—	6,828
EVERSTAR MERCHANDISE CO, LTD/LC	(1,063)	(650)	—	—	—	(1,713)
EVRIHOLDER PRODUCTS INC.	30,516	80,355	—	—	—	110,871
EXCALBUR ELECTRONICS INC.IMPORT	—	—	—	—	—	—
EXCEL	—	—	—	(727)	—	(727)
FAGOR AMERICA INC.	1,984	—	—	—	—	1,984
FALLANI & COHN	2,317	—	—	—	—	2,317
FAMOUS HOME FASHION INC.	(2,138)	(1,971)	—	—	—	(4,108)
FARBERWARE COOKWARE	(1,307,587)	(95,825)	(12,045)	—	—	(1,415,457)
FETCO HOME DECOR INC.	—	—	—	(36,193)	—	(36,193)
FISKARS CONSUMER PRODUCTS, INC.	—	(2,040)	—	235	—	(1,805)
FLOXITE COMPANY INC.	61,291	10,187	—	—	—	71,479
FOCUS ELECTRICS, LLC	—	—	—	(36)	—	(36)
FOCUS PRODUCTS GROUP (CANADA)	(2,290)	(100)	—	—	—	(2,390)
FOOT FLUSH INTERNATIONAL, LLC	(113)	—	—	(1,561)	—	(1,674)
FOR LIFE PRODUCTS, INC.	5,960	17,556	—	—	—	23,516
FOR YOUR EARS ONLY INC.	—	—	(557)	—	—	(557)
FOREMOST GROUPS INC. IMPORT	(2,500)	(6,526)	—	—	—	(9,025)
FORESTON TRENDS	93,515	—	—	—	—	93,515
FORMATION L/C	—	(853)	—	—	—	(853)
FRAMED PICTURE ENTERPRISE	19,894	196,251	—	—	—	216,144
FRANCO MFG CO., INC.	590	—	—	—	—	590
GATCO	1,256	923	—	—	—	2,179
GERSON COMPANY, THE IMPORT	12,472	6,990	—	—	—	19,462
GHCL LTD. - IMPORT	(7,647)	(13,035)	—	—	—	(20,682)
GIBSON OVERSEAS L/C	—	—	—	—	—	—
GINSEY INDUSTRIES, INC.L/C	—	(9)	—	—	—	(9)
GLENOIT CORPORATION	50,779	9,004	—	—	—	59,783
GLJ,LLC	—	—	17,257	—	—	17,257
GOLDEN GT, LLC	2,596	2,372	—	—	—	4,967
GOLDEN TADCO INT’L CORP. L/C	—	—	—	—	—	—
GORILLA GLUE COMPANY, THE	—	—	—	(146)	—	(146)
GRACIOUS LIVING CORP. L/C	—	—	—	(1,895)	—	(1,895)
GRANT HOWARD ASSOCIATES	135	4,275	—	—	—	4,410
GROUPE SEB USA	797,635	—	—	—	—	797,635
GT MEDIA, INC.	960	(1,456)	260	—	—	(236)
HAGERTY	9,493	23,632	5,342	—	—	38,467
HAMPTON DIRECT	—	(5,902)	—	—	—	(5,902)
HAMPTON FORGE LTD.	(2,450)	—	—	—	—	(2,450)

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

ACME INT ENTERPRISES, INC. IMPORT	$39,017	$3,387	$56	$—	$—	$42,460
HANNA’S CANDLE COMPANY	9,628	12,731	—	—	—	22,358
HARBOUR SOURCING INT’L LTD IMPORT	—	(6,008)	—	—	—	(6,008)
HARVEST TRADING GROUP INC.	10,200	—	—	—	—	10,200
HAUTE DECOR	—	51,465	—	—	—	51,465
HEARTLAND FRAGRANCE CO. LLC	9,765	—	—	—	—	9,765
HELEN OF TROY L.P.	75,507	4,200	—	(34,197)	—	45,511
HERITAGE MINT LTD. IMPORT	12,330	21,719	1,063	—	—	35,111
HINDOSTONE PRODUCTS, INC.	(1,568)	1,062	2,685	1,407	—	3,586
HMS MFG. CO.	(30,889)	27,327	—	—	—	(3,562)
HOFFMASTER GROUP, INC.	20,796	(1,378)	—	—	—	19,418
HOME ESSENTIALS & BEYOND	—	—	—	—	—	—
HOME NICHES, INC. IMPORT	6,334	(15,778)	5,569	48	—	(3,828)
HOME PRODUCTS INTERNATIONAL, NA	(2,787)	—	—	—	—	(2,787)
HOME TRADITIONS	21,145	(22,893)	13,668	—	—	11,920
HOMEDICS CORPORATION	274,026	110,825	—	—	—	384,851
HOMEDICS, INC IMPORT	403,606	166,802	—	—	—	570,408
HOMESTEAD INT’L GROUP/IMPORT	1,788	—	—	—	—	1,788
HOMEWELL CORPORATION LTD. IMPORT	(1,472)	—	—	—	—	(1,472)
HOPE COMPANY, THE	17,717	—	—	—	—	17,717
HOSLEY INT’L TRADING CORP / IMPORT	—	—	—	—	—	—
HUNTER FAN COMPANY	163,068	—	—	(159)	—	162,909
HUTZLER MANUFACTURING COMPANY, IN	—	(477)	—	—	—	(477)
HWI USA	—	—	—	—	—	—
ICUP INC. IMPORTS	—	83,797	—	—	—	83,797
IDEA NUOVA INC. IMPORT	—	(1,339)	—	—	—	(1,339)
IDEA VILLAGE PRODUCTS CORP	24,046	85,530	(163)	—	—	109,414
IDEAL PRODUCTS CO., LLC	540	—	—	—	—	540
IGNITE USA LLC	3,024	52,848	—	345	—	56,217
IJK LTD. L/C	—	(31,714)	(4,354)	—	—	(36,068)
IMATION ELECTRONICS PRODUCTS IMPOI	15,911	—	—	—	—	15,911
IMPEX SYSTEMS GROUP, INC.	3,708	12,552	—	—	—	16,260
IMUS RANCH FOODS, INC.	6,056	(182)	(207)	—	—	5,667
INDIA INK	80,115	—	—	—	—	80,115
INGENIOUS DESIGNS LLC IMPORT	(27,698)	—	—	—	—	(27,698)
INNOFRESH PRODUCTS, INC.	1,971	685	—	—	—	2,656
INTEGRATED DESIGN PRODUCTS	—	—	—	—	—	—
INTERCONTINENTAL ART INC.	90,300	138,193	—	—	—	228,493
INTERDESIGN, INC.	329,601	228,032	—	—	—	557,633
INTERNATIONAL GREETINGS IMPORT	(708)	(3,032)	—	—	—	(3,740)
INTERNATIONAL SILVER	261	(321)	—	—	—	(60)
INTERPRO MANUFACTURING LTD. L/C	—	(1,485)	—	—	—	(1,485)
IONIC PRO, LLC	31,500	—	—	—	—	31,500
IROBOT CORPORATION	—	(4)	(1,754)	260,230	—	258,473
ISI-NORTH AMERICA, INC.	(2,324)	—	—	—	—	(2,324)
ITW SPACE BAG	83,138	—	—	—	—	83,138
J.A. HENCKELS	316,694	85,838	—	—	—	402,532
J.HUNT & CO. JIMCO	—	(23)	—	—	—	(23)
J.HUNT & CO. JIMCO L/C VENDOR	—	(6,231)	—	—	—	(6,231)
JARDEN CONSUMER SOLUTIONS	54,797	—	—	—	—	54,797
JARDEN CONSUMER SOLUTIONS	—	—	(9,028)	—	—	(9,028)
JAY FRANCO AND SONS INC.	1,980	(13,120)	36	—	—	(11,105)
JLA HOME, INC.	—	—	—	(2,549)	—	(2,549)
JOBAR INTERNATIONAL, INC.	(100)	8,580	21,360	—	—	29,840
JOELSON INDUSTRIES	—	2,153	—	—	—	2,153
JOHN RITZENTHALER COMPANY	—	—	—	—	—	—
JOLLEN HOME CREATION LTD L/C	34,320	44,453	—	—	—	78,773
JOSEPH ENTERPRISES, INC.	—	2,283	—	—	—	2,283
KAUFMAN SALES, INC IMPORT	29,561	—	—	—	—	29,561
KEMP & BEATLEY INC IMPORT	(729)	7,903	—	—	—	7,174
KEYSTONE MANUFACTURING CO., INC.	12,620	—	—	—	—	12,620
KIKKERLAND DESIGN INC. IMPORT	—	5,940	—	—	—	5,940
KITCHEN AND PORTABLE APPLIANCES	(5,443)	(7,276)	(9,793)	(23,973)	—	(46,485)

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

ACME INT ENTERPRISES, INC. IMPORT	$39,017	$3,387	$56	$—	$—	$42,460
KITCHEN ART INC.	16,980	5,029	—	—	—	22,010
KITTRICH CORPORATION	(1,704)	—	—	—	—	(1,704)
L.A.IMPRINTS	1,890	2,142	—	—	—	4,032
LAMONT L/C	6,610	—	—	—	—	6,610
LANG HOLDINGS, INC.	101,076	—	—	—	—	101,076
LAPINE ASSOC, INC.-GARMIN	(560)	—	(280)	(1,680)	—	(2,520)
LARIEN PRODUCTS	6,653	—	—	—	—	6,653
LAVA WORLD INT’L	15,164	—	—	—	—	15,164
LAWRENCE FRAMES	(73)	1,334	—	—	—	1,261
LAZART PRODUCTION, INC.	539	—	—	—	—	539
LEADING EDGE NOVELTY, INC.	3,148	—	—	—	—	3,148
LEATHER CPR	2,749	—	—	—	—	2,749
LEIFHEIT INT’L USA INC.	—	—	—	(19,815)	—	(19,815)
LENOX BRANDS / DANSK	200	—	—	—	—	200
LENOX, INC.	1,163	—	—	—	—	1,163
LEVINSOHN	30,469	54,644	—	—	—	85,113
LEXICAL TECHNOLOGIES	13,018	—	—	—	—	13,018
LIBBEY (GLASSWARE)	164,720	61,656	—	—	—	226,376
LIBRA PACIFIC CO., LTD. L/C	—	—	(953)	—	—	(953)
LIFETIME BRANDS INC.	114,642	51,796	—	—	—	166,438
LIFETIME BRANDS, INC. IMPORT	91,580	(38)	—	—	—	91,543
LIPPER INTERNATIONAL INC. IMPORT	6,895	28,184	—	—	—	35,079
LISS GLOBAL INC IMPORT	(2,705)	—	—	—	—	(2,705)
LIZ CLAIBORNE DIV.OF AMERICAN PACIF	346,004	374,584	—	—	—	720,588
LODGE MANUFACTURING CO.	—	—	—	(396)	—	(396)
LOT 26 STUDIO LLC	—	32,163	—	—	—	32,163
LOUISVILLE BEDDING	961,514	1,239,772	—	1,423	—	2,202,710
LUIGI BORMIOLI CORPORATION - IMPORT	(1,411)	191,819	400	—	—	190,807
LUX PRODUCTS CORPORATION	4,520	11,231	3,976	—	—	19,727
LUXURY LIVING INC	—	—	—	—	—	—
M. BLOCK & SONS, INC.	1,381,013	438,700	—	—	—	1,819,713
M.E. HEUCK CO.	34,797	1,083	—	—	—	35,880
MAGIC AMERICAN PRODUCTS, INC.	6,688	—	—	—	—	6,688
MAGIC SLIDERS	20,321	19,179	—	—	—	39,500
MANLEY TOYS LTD. IMPORT	—	—	(740)	(740)	—	(1,480)
MAPLES INDUSTRIES INC.	—	—	—	—	—	—
MARAN, INC.	—	(1,041)	—	—	—	(1,041)
MARCELLA FINE RUGS	—	—	—	—	—	—
MAREX USA INC L/C	(538)	(1,485)	—	—	—	(2,023)
MASTERBUILT MANUFACTURING L/C	—	(15,005)	—	—	—	(15,005)
MASTERPIECE ART GALLERY	—	—	—	—	—	—
MAVERICK IND.	(3,500)	—	—	—	—	(3,500)
MAYTAG APPLIANCES	—	—	—	(3,763)	—	(3,763)
MCS IMPORT	4,635	(17,220)	8,504	1,765	—	(2,316)
MEDELCO INC.	12,323	—	—	—	—	12,323
MEDICI 888, LLC IMPORT	46,489	171,134	—	—	—	217,623
MEDLINE INDUSTRIES, INC.	80	—	—	—	—	80
MELANNCO INT’L LTD.	18,161	(88)	23	—	—	18,095
MELITTA USA, INC.	1,916	—	—	—	—	1,916
MERCH SOURCE LLC	39,024	—	—	(1,913)	—	37,111
MERRY CHANCE INDUSTRIES LTD./IMPOR	—	(1,112)	—	—	—	(1,112)
METRO THEBE DBA BREVILLE USA	—	—	—	58,517	—	58,517
METROKANE IMPORTS	—	(1,630)	—	—	—	(1,630)
MEYER CORP. U.S.	(362,057)	(324)	—	543	—	(361,838)
MICROPLANE	(38)	—	—	—	—	(38)
MIKASA	44,434	—	—	—	—	44,434
MIRRO WEAREVER COMPANY	—	—	—	—	—	—
MISTO INTERNATIONAL LLC	6,300	—	—	—	—	6,300
MOHAWK RUG & TEXTILES	—	—	—	—	—	—
MR. CHRISTMAS INC. L/C	(650)	—	(210)	—	—	(860)
MSA PRODUCTS, INC/IMPORT	(94,865)	(12,234)	(63,008)	509	—	(169,597)
MSA TRADING, INC. IMPORT	—	(1,852)	—	—	—	(1,852)

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

ACME INT ENTERPRISES, INC. IMPORT	$39,017	$3,387	$56	$—	$—	$42,460
MSRF, INC.	230,706	—	—	—	—	230,706
NASSAU CANDY DISTRIBUTORS, INC.	90,589	38,561	92	—	—	129,242
NATCO PRODUCTS CORP.	45,024	(32,069)	—	—	—	12,955
NATIONAL EXPRESS	9,144	—	—	—	—	9,144
NATURAL PRODUCT LTD	—	4,781	—	—	—	4,781
NATURES PILLOWS INC.	18,246	252	—	—	—	18,498
NAUTICA DIV. OF AMERICAN PACIFIC ENT	404,031	454,652	24	324	—	859,031
NEATNIX	11,614	39,839	—	—	—	51,453
NEU INTERNATIONAL CO. LTD. IMPORT	(38)	(60)	—	—	—	(98)
NEW ADVANCED PRODUCTS INC.	6,511	10,841	1,966	—	—	19,318
NEW VIEW/IMPORT	10,439	81,625	—	—	—	92,064
NEWPORT/LAYTON HOME FASHIONS C/O	15,514	—	—	—	—	15,514
NEXT CREATIONS, INC.	—	(9)	—	—	—	(9)
NIFTY HOME PRODUCTS INC.	1,749	11,400	—	—	—	13,149
NII NORTHERN INTERNATIONAL INC.	—	6,465	—	—	—	6,465
NORELCO/PHILIPS	3,431	(9)	—	6,371	—	9,792
NORITAKE	—	(1,019)	(238)	84	—	(1,173)
OGGI CORPORATION	12,446	—	—	—	—	12,446
OLDE THOMPSON	(38)	(8)	(3,137)	2,055	—	(1,127)
OMRON HEALTHCARE, INC	(1,613)	—	—	—	—	(1,613)
ONEIDA LTD/IMPORT	13,093	—	—	—	—	13,093
ONTEL PRODUCTS CORPORATION	424,733	289,983	—	—	—	714,715
ORIENTAL WEAVERS OF AMERICA	—	—	(1,404)	—	—	(1,404)
ORIGINAL GOURMET FOOD COMPANY, INC.	10,643	—	—	—	—	10,643
OVER AND BACK, INC.	6,770	—	—	—	—	6,770
OWEN MANUFACTURING	53,088	—	—	—	—	53,088
OXO INTERNATIONAL, LTD.	465,021	1,855,738	—	308	—	2,321,067
PACIFIC COAST FEATHER COMPANY	—	(412)	—	—	—	(412)
PACIFIC MARKET INTERNATIONAL	(1,221)	11,562	—	—	—	10,342
PAPERPRODUCTS DESIGNS	—	(4,463)	—	—	—	(4,463)
PARK B SMITH LTD.	280,100	201,746	—	4,130	—	485,975
PEARLESSENCE LTD.	8,256	—	—	—	—	8,256
PEKING HANDICRAFTS	4,838	7,179	(12,311)	—	—	293
PFALTZGRAFF	29,095	—	—	—	—	29,095
PHELPS INDUSTRIES, LLC	164	5,418	21	—	—	5,603
PHILIPS ACCESSORIES	13,445	17,354	29,606	—	—	60,405
PHILIPS ORAL HEALTHCARE WORLDWIDE	6,358	2,015	—	—	—	8,373
PHOTOCO INC.	(102)	285	—	—	—	183
PINNACLE FRAMES & ACCENTS, INC.	472	(350)	—	—	—	122
PIONEER PHOTO ALBUMS, INC.	(557)	—	—	—	—	(557)
POLDER INC/IMPORT	(79)	—	—	32	—	(48)
POLYTREE GROUP LIMITED IMPORT	—	—	(1,485)	—	—	(1,485)
POMEROY COLLECTION, THE	—	(6,890)	—	—	—	(6,890)
PRECIDIO INC.	280	—	—	—	—	280
PREMIER CANDLE CORPORATION	—	—	—	(644)	—	(644)
PRIDE OUTDOOR PRODUCTS CROUP IMP	—	—	(788)	—	—	(788)
PRIMA TECHNOLOGIES, INC./NAIL TEK	—	22,620	—	—	—	22,620
PROCTER AND GAMBLE DISTRIBUTING CO	—	—	—	—	—	—
PRODYNE	4,624	—	—	—	—	4,624
PROGRESSIVE INT’L CORP.	(423)	—	—	—	—	(423)
PROMOTOPIA, INC.	3,722	—	—	—	—	3,722
Q MARKETING GROUPLTD. L/C	(5,334)	—	—	—	—	(5,334)
QUEST SALES & SERVICES INC.	2,170	—	—	—	—	2,170
RANGE KLEEN	4,325	—	—	—	—	4,325
REDI SHADE, INC.	8,049	—	—	—	—	8,049
REED AND BARTON	—	—	—	—	—	—
REGAL HOME COLLECTIONS INC. IMPORT	238,994	98,178	—	109	—	337,281
REGENCY WRAPS INC.	2,006	15,338	—	—	—	17,343
REVERE MILLS INC.	68,583	66,875	—	—	—	135,458
REVMAN INTERNATIONAL INC. IMPORT	—	(2,233)	—	(14,844)	—	(17,077)
RICHELIEU AMERICA LTD (CANADA)	(1,697)	(1,900)	—	—	—	(3,597)
RICHLOOM HOME FASHIONS - IMPORT	76,615	297	—	—	—	76,912

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

ACME INT ENTERPRISES, INC. IMPORT	$39,017	$3,387	$56	$—	$—	$42,460
RIMOL HK/RANDA INT. IMPORT	—	(7,910)	—	—	—	(7,910)
RIO BRANDS, INC	—	—	(4,000)	—	—	(4,000)
RITE LITE LTD.	70,172	—	—	—	—	70,172
ROBINSON HOME PRODUCTS INC.	5,371	—	—	—	—	5,371
ROYAL APPLIANCE MFG. CO.	(644)	(350)	—	—	—	(994)
ROYAL DOULTON	70	(88)	—	—	—	(19)
ROYALE LINENS	—	(2,394)	—	—	—	(2,394)
RPI GROUP, THE	—	—	(1,926)	—	—	(1,926)
RPM, INC.	—	28,383	—	—	—	28,383
RUBBERMAID INCORPORATED.	—	—	—	—	—	—
S LICHTENBERG & CO., INC.	140,756	—	—	—	—	140,756
SAECO USA, INC.	2,040	—	—	—	—	2,040
SAKURA, INC.	6,000	—	—	—	—	6,000
SAM HEDAY L/C VENDOR	—	—	—	—	—	—
SAM HEDAYA LINENS	10,905	323	—	—	—	11,228
SANDER SALES ENTERPRISES LTD.IMPOF	—	—	—	226,440	—	226,440
SANGO	30,159	103,913	—	—	—	134,072
SATURDAY KNIGHT LTD	(1,050)	(2,002)	—	—	—	(3,052)
[1] SAUNDERS BROS.	(1,637)	—	(1,065)	—	—	(2,702)
SAUTEE CEDAR CO.	—	—	—	—	—	—
SCENT SATION, INC.	14,312	—	—	—	—	14,312
SDI TECHNOLOGIES L/C	—	—	—	—	—	—
SELECT MEDIA SERVICES, LLC	(6,100)	(9,084)	6,538	(3,245)	—	(11,891)
SENARIO LTD, HKG IMPORT	—	—	—	—	—	—
SENSIBLE STORAGE, INC.	—	(100)	—	—	—	(100)
SERVAAS LABORATORIES, INC.	15,362	(944)	—	—	—	14,418
SEVENTH GENERATION	3,064	17,307	645	—	—	21,016
SG FOOTWEAR/THE MESSER GROUP	1,182	(6,529)	—	—	—	(5,347)
SHARPER IMAGE THE	—	—	—	—	—	—
SHEDRAIN CORPORATION	—	—	—	(37,591)	—	(37,591)
SHIELD INDUSTRIES, INC.	1,210	2,086	—	—	—	3,296
SHONFELD’S (USA), INC. L/C	—	—	—	(5)	—	(5)
SHOP TV, INC.	—	—	—	—	—	—
SHULSINGER SALES	—	—	—	—	—	—
SIMONIZ USA, 1NC.	2,465	11,371	—	—	—	13,835
SIMTEC CO.	7,038	—	—	—	—	7,038
SKOTZ MFG INC.	11,358	12,267	4,437	—	—	28,062
SMART INVENTIONS	13,755	24,021	—	—	—	37,776
SNOW RIVER	62,716	81,673	—	—	—	144,389
SNS INTERNATIONAL	(1,499)	—	1,053	—	—	(446)
SOLITUDES	6,072	—	—	—	—	6,072
SONIC SCRUBBERS, LLC	4,519	—	—	—	—	4,519
SOURCE GLOBAL ENTERPRISES INC	—	48,889	—	—	—	48,889
SOURCING NETWORK SALES LLC IMPORT	—	—	(3,942)	—	—	(3,942)
SOY BASICS, LLC	—	220,458	—	—	—	220,458
SPECTRUM DIVERSIFIED DESIGNS INC.	7,305	—	—	—	—	7,305
SPECTRUM HOME FASHIONS, INC.	—	(1,787)	—	—	—	(1,787)
SPLASH HOME	(520)	—	—	—	—	(520)
SPRING MILL HOME PRODUCTS CORP.	—	2,801	51	31	—	2,883
SPRINGS GLOBAL US, INC.	—	—	(1,485)	—	—	(1,485)
SPRINGS INDUSTRIES	482,460	22,219	—	—	—	504,679
SPRINGS WINDOW FASHIONS	—	(2,455)	—	—	—	(2,455)
STARPLAST USA LLC	—	16,370	—	—	—	16,370
STERLING IMPORT & EXPORT	(663)	—	—	—	—	(663)
STYLEMASTER FABRICS, INC.	—	—	—	—	—	—
SUCH INTERNATIONAL INC, L/C	17,120	—	—	—	—	17,120
SUNBEAM PRODUCTS, INC.	77,273	13,168	(73)	—	—	90,368
SUNBEAM PRODUCTS, INC.	309,448	—	—	(82)	—	309,366
SUNBEAM PRODUCTS, INC.	—	—	—	—	—	—
SUNCAST CORPORATION	—	(1,100)	—	—	—	(1,100)
SUN-YIN USA INC. IMPORT	(1,030)	(6,050)	—	—	—	(7,080)
SUPREE CREATIONS LTD. L/C	—	(147)	—	—	—	(147)

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

ACME INT ENTERPRISES, INC. IMPORT	$39,017	$3,387	$56	$—	$—	$42,460
SURE-FIT PRODUCTS CO.	—	—	—	—	—	—
SWINS-A-WAY MFG. CO.	19,684	—	282	—	—	19,966
TABLECRAFT PRODUCTS COMPANY	8,754	—	—	—	—	8,754
TARTAN PRODUCTS COMPANY	—	—	—	—	—	—
TAYLOR PRECISION PRODUCTS	25,291	(1,049)	—	51	—	24,293
TAYLOR PRECISIONS PRODUCTS	17,036	19,323	—	24	—	36,383
TEAM INTERNATIONAL GROUP	364	—	—	—	—	364
TECH ENTERPRISES, INC.	—	—	—	(5,186)	—	(5,186)
TECHNIMARK, INC.	12,615	—	—	—	—	12,615
TELEBRANDS	47,832	—	—	—	—	47,832
TEN STRAWBERRY STREET	—	—	—	—	—	—
TERSANO (INTERNATIONAL)SRL	(390)	(303)	—	(497)	—	(1,189)
TESORO HOME FASHIONS, INC.	—	—	—	—	—	—
TEXSTYLE LLC L/C	28,428	234,689	—	—	—	263,117
T-FAL USA	377,875	—	—	(10)	—	377,866
THANE DISTRIBUTION GROUP	—	(648,421)	—	—	—	(648,421)
THIRSTYSTONE RESOURCES, INC.	7,517	15,763	6,602	—	—	29,883
TIGON LIGHTING IMPORT	(4,976)	(26,415)	(79,750)	—	—	(111,141)
TRANS OCEAN IMPORT CO INC	—	—	—	—	—	—
TREND EVOLUTION, LLC	—	(316)	—	—	—	(316)
TRI-COASTAL DESIGN	(5,500)	(1,750)	—	—	—	(7,250)
TRIPAR INTERNATIONAL INC.	—	(814)	—	—	—	(814)
TRUDEAU	9,180	(2,306)	—	—	—	6,874
TWEEL HOME FURNISHINGS	—	(848)	—	—	—	(848)
TWEEZERMAN	166,103	—	—	—	—	166,103
UMBRA LLC	97,913	66,509	—	—	—	164,422
UNITED SUPPLY	25,106	24,230	—	—	—	49,336
UNIVERSAL MERCHANDISE LTD / IMPORT	—	(1,485)	(312)	(1,102)	—	(2,899)
VACUVIN USA	2,194	—	—	—	—	2,194
VALSPAR	4,137	—	—	—	—	4,137
VANSON INTERNATION LIMITED IMPORT	(1,179)	(3,339)	(1,485)	—	—	(6,003)
VANTAGE INC./LEGGETT & PLATT	19,729	—	—	—	—	19,729
VARIMPO USA,LTD. L/C	50,918	48,414	—	—	—	99,332
VELAMOUR	—	—	—	—	—	—
VENTURI	—	—	—	—	—	—
VERSAILLES HOME FASHIONS INC.	4,380	46,036	—	494	—	50,910
VICTORIA CLASSICS IMPORT	(9)	—	—	—	—	(9)
VICTORY LAND GROUP, INC. L/C	180,281	—	—	—	—	180,281
VILLEROY & BOCH USA	—	(21)	—	—	—	(21)
VIOLIGHT	3,312	—	(4,812)	—	—	(1,500)
VORNADO AIR LLC	116,460	(1,986)	—	—	—	114,474
WALLACE INTERNATIONAL	3,517	(13,855)	—	—	—	(10,338)
WALPERT INDUTRIES LTD. L/C	(26)	(10,394)	—	—	—	(10,420)
WAMSUTTA DOMESTICS	2,268,474	210,970	—	120	—	2,479,564
WARING (CONAIR)	70,410	86,489	—	(18)	—	156,881
WARP BROTHERS	8,999	22,907	—	—	—	31,906
WATERFORD WEDGEWOOD USA INC.	490	—	—	—	—	490
WATERPIK TECHNOLOGIES	27,240	—	—	—	—	27,240
WAVEMAX ENTERPRISES INC. IMPORT	—	(2,188)	—	—	—	(2,188)
W-C DESIGNS INC	11,895	13,696	—	—	—	25,591
WELSPUN USA INC. IMPORT	(11,626)	(32,796)	—	—	—	(44,421)
WESTON GALLERY, THE L/C	40,255	59,204	—	—	—	99,459
WESTPOINT HOME INC IMPORT	501,211	(43,356)	—	1,806	—	459,661
WESTPOINT STEVENS	652,291	300,068	—	(185)	—	952,174
WHOLE SPACE INDUSTRIES LTD	—	—	—	373,031	—	373,031
WICKER BONANZA LTD. IMPORT	—	(3,368)	—	(35)		(3,403)
WILLIAM BOUNDS	7,983	—	—	—	—	7,983
WILLOWBROOK COMPANY, THE	98,135	—	—	—	—	98,135
WILTON IMPORT	401,840	25	—	—	—	401,866
WINE ENTHUSIAST, THE - IMPORT	967	—	—	—	—	967
WMS TRADE GROUP INC	31,117	64,727	—	—	—	95,844
WMS TRADE GROUP, INC.	—	(9,706)	—	—	—	(9,706)

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	09/27/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

ACME INT ENTERPRISES, INC. IMPORT	$39,017	$3,387	$56	$—	—	$42,460
WOODLORE	2,171	—	—	—	—	2,171
WORKMAN PUBLISHING CO.	(4,200)	(10,000)	—	—	—	(14,200)
WORLD KITCHEN INC.	11,928	—	—	110,079	—	122,007
WORLD SLEEP PRODUCTS, INC.	(6,200)	—	—	—	—	(6,200)
WYTHE-WILL DISTRBUTING LLC	142,610	—	—	—	—	142,610
XCELL INTERNATIONAL CORP.	29,187	51,236	(2,997)	75	—	77,501
XIAMEN STAR ARTS & CRAFTS CO LTD LC	—	—	(1,100)	—	—	(1,100)
YANKEE CANDLE COMPANY	1,152,363	3,929,093	193,795	282	—	5,275,533
YORK WALLCOVERINGS	(26)	36,772	—	—	—	36,746
YOTRIO INTERNATIONAL LLC IMPORT	—	—	(377)	—	—	(377)
YUNG JOHANN HILLMAN INC.	11,678	11,160	—	—	—	22,838
ZADRO PRODUCTS, INC.	—	—	—	—	—	—
ZAGAT SURVEY	34	(467)	186	—	—	(248)
ZAK DESIGNS	(1,968)	22,113	—	—	—	20,145
ZRIKE CO., THE	(1,969)	3,397	—	—	—	1,428

	$22,443,480	$17,874,844	$(42,416)	$911,024	—	$41,186,932

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	9/27/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE - EXPENSES

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

3200 MAILLOOP DR	$39,203	$—	$—	$—	$—	39,203
4R SYSTEMS, INC.	36,132	—	—	—	—	36,132
AAA-MAIL STOP 2	8,325	—	—	—	—	8,325
ACCURATE INC	498	—	—	—	—	498
ACME WINDOW CLEANING, INC.	203	—	—	—	—	203
ADT SECURITY SERVICES	2,818	—	—	—	—	2,818
ADVANCED FIRE & SECURITY INC.	278	—	—	—	—	278
ADVANCED POWER TECHNOLOGIES	1,442	—	—	—	—	1,442
ADVANTAGE 1 DISTRIBUTING, INC.	1,227	—	—	—	—	1,227
AFA PROTECTIVE SYSTEMS, INC.	38,806	—	—	—	—	38,806
AFFORDABLE LANDSCAPING, LLC	349	—	—	—	—	349
ALDERWOODPARKWAY PLAZA LP	—	10,000	—	—	—	10,000
ALPINE MECHANICAL SERVICES LLC	35,886	—	—	—	—	35,886
ALSTIN ADVERTISING	1,439	—	—	—	—	1,439
ALTERNATIVES IN ENGINEERING,	43,072	—	—	—	—	43,072
AMERICAN ARBITRATION ASSOC.	12,225	—	—	—	—	12,225
AMERICAN PROJECT & REPAIR, INC	6,313	—	—	—	—	6,313
AMERICAN RIVER INTERNATIONAL	13,800	—	—	—	—	13,800
AMERICAN SERVICES INC.	9,648	—	—	—	—	9,648
ANDREW S JHAWAR	—	—	—	10,000	—	10,000
ANDY VIEIRA	—	712	333	(1,286)	67	(174)
ARAMARK UNIFORM SERVICES	414	—	—	—	—	414
ARBON EQUIPMENT CORPORATION	4,222	—	—	—	—	4,222
ASSOCIATED/ACC INTERNATIONAL	144	—	—	—	—	144
AUTO DOORS INC. OF GA	17,238	—	—	—	—	17,238
BICSEC SECURITY INC.	120	—	—	—	—	120
BOSS FACILITY SERVICES, INC.	78,541	—	—	—	—	78,541
BRINCO MECHANICAL SERVICES INC.	402	—	—	—	—	402
BROCKS FP, INC.	614	—	—	—	—	614
BUREAU VERITAS HONG KONG	6,600	—	—	—	—	6,600
C & H DISTRIBUTORS, INC.	74	—	—	—	—	74
C.H.ROBINSON WORLDWIDE	19,847	—	—	—	—	19,847
CAL SAFETY COMPLIANCE CORP	9,555	—	—	—	—	9,555
CARDINAL CARRYOR	3,145	—	—	—	—	3,145
CARL J.CINCOTTA, JR.	1,540	—	—	—	—	1,540
CASS INFORMATION SYSTEMS	183	—	—	—	—	183
CBS PERSONNEL SERVICES	1,784	—	—	—	—	1,784
CED	1,132	—	—	—	—	1,132
CINTAS CORPORATION	378	—	—	—	—	378
CIRIO SOFTWARE, INC.	4,050	—	—	—	—	4,050
CITY OF FAYETTEVILLE	50	—	—	—	—	50
CITY OF MURFREESBORO	25	—	—	—	—	25
CLASSIC MARKING PRODUCTS, INC.	78	—	—	—	—	78
CLEANWAY INDUSTRIES, INC.	1,354	—	—	—	—	1,354
CMS STAFFING	1,484	—	—	—	—	1,484
COMFOR SYSTEM USA	64,312	—	—	—	—	64,312
COMMAND SECURITY CORPORATION	18,688	—	—	—	—	18,688
COMMERCIAL AIR SYSTEMS INC	1,108	—	—	—	—	1,108
CONCORD FALSE ALARM REDUCTION	—	—	—	—	—	—
CONTROL TECH AMERICAS LLC	4,016	—	—	—	—	4,016
CORPORATE SAFE SPECIALISTS	629	—	—	—	—	629
CPS PARKING GARAGE	—	—	—	—	—	—
CRAWFORD & CO	22,237	—	—	—	—	22,237
CROWN SERVICES, INC.	3,387	—	—	—	—	3,387
CRUSH BEARINGS & DRIVES INC	808	—	—	—	—	808
CSM Bonaventure Limited	—	—	—	—	(12,725)	(12,725)
CVS PHARMACY	60,520	—	—	—	—	60,520
DAIBES LNT ASSOCIATES LLC	153,563	—	—	—	—	153,563
DAMIAN J GIANGIACOMO	—	—	—	10,000	—	10,000
DDR MDT MARKETPLACE AT	—	—	(1,948)	—	—	(1,948)
DELAWARE RIVER LAND CO., LLC	—	—	—	13,572	—	13,572

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	9/27/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE-EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

DENTCO	11,553	—	—	—	—	11,553
DENVILLE HARDWARE & PAINT CO.	26	—	—	—	—	26
DIAMOND CUT LAWN SERVICE	1,131	—	—	—	—	1,131
DISH NETWORK	—	—	—	6	—	6
DIVERSIFIED TECHNICAL SOLUTION	4,991	—	—	—	—	4,991
DR JOYCE BROWN	—	10,000	—	—	—	10,000
DURABLE ROOFING CO.	2,050	—	—	—	—	2,050
DWM	1,760	—	—	—	—	1,760
E.J. BROOKS	324	—	—	—	—	324
EASYLINK SERVICES INT’L CORP	99	—	—	—	—	99
ELLIS ENTERPRISES	105	—	—	—	—	105
ERDNER BROS, INC.	452	—	—	11,778	—	12,230
ESTI STUDIO INC	800	—	—	—	—	800
EXCEL GRAPHICS	54,376	—	—	—	—	54,376
FISH WINDOW CLEANING	374	—	—	—	—	374
FISH WINDOW CLEANING	94	—	—	—	—	94
FOOD EXPRESS, INC.	92	—	—	—	—	92
FOOTSTAR	50	—	—	—	—	50
G & K SERVICES	1,005	—	—	—	—	1,005
G & S LIVINGSTON REALTY, INC.	60,981	—	—	—	—	60,981
GARDA CL ATLANTA	15,184	—	—	—	—	15,184
GAUL GRAPHICS	5,650	—	—	—	—	5,650
GE CAPITAL	561	—	—	—	—	561
GENESIS FACILITY MANAGEMENT	9,135	—	—	—	—	9,135
GEORGE G GOLLEHER	—	—	—	10,000	—	10,000
GIFT CARD PARTNERS	30,000	—	—	—	—	30,000
GLL US Retail LP Legacy Place	—	—	(8,091)	—	(863)	(8,955)
GLOBAL FACILITY SOLUTIONS INC	11,646	—	—	—	—	11,646
GRAPHIC TECHNOLOGY SERVICES,	1,404	—	—	—	—	1,404
GREGORYBURKE	—	44	(73)	—	—	(29)
HAUCH STORAGE	17	—	—	—	—	17
HORIZON NATIONAL CONTRACT	78,542	—	—	—	—	78,542
IDENTICARD SYSTEMS INC.	310	—	—	—	—	310
INDUSTRIAL BELTING &	302	—	—	—	—	302
INDUSTRIAL BUILDING SERV., INC	7,981	—	—	—	—	7,981
INFINITY ELEVATOR COMPANY, INC	362	—	—	—	—	362
INLAND U.S. MANAGEMENT LLC	—	—	(1,082)	—	—	(1,082)
INLAND US MANAGEMENT LLC	—	(51)	—	—	—	(51)
INLAND US MANAGEMENT, LLC	—	—	(329)	—	—	(329)
INLAND US MANAGEMENT, LLC	—	—	—	250	—	250
INLAND US MGMT, LLC/BLDG#6195	—	(3,659)	—	—	—	(3,659)
INNER WORKINGS	3,386	—	—	—	—	3,386
INOVIS	800	—	—	—	—	800
INTEGRITY STAFFING SOLUTIONS	27,103	—	—	—	—	27,103
INTERROLL AUTOMATION LLC	605	—	—	—	—	605
IRON MOUNTAIN RECORDS	22,648	—	—	—	—	22,648
JARED LEIMAN	—	—	—	(75)	—	(75)
JDA SOFTWARE SERVICES, INC	8,468	—	—	—	—	8,468
JOHN CONTI COFFEE COMPANY	(276)	—	—	—	—	(276)
JOHNSON CONTROLS	1,625	—	—	—	—	1,625
JOMARK	485	—	—	—	—	485
KAYSER’S DAIRY, INC.	2,226	—	—	—	—	2,226
KDM-POP SOLUTIONS GROUP	44,573	—	—	—	—	44,573
KIR MIDDLETOWN 041, LLC	—	(238)	—	—	—	(238)
LABOR WORKS OF LOUISVILLE	6,954	—	—	—	—	6,954
LANGE’S LAWN SERVICE	1,585	—	—	—	—	1,585
LEE S. NEIBART	—	—	—	10,000	—	10,000
LEGGETT & PLATT CHARLESTON	22,705	—	—	—	—	22,705
LIFE CARE MEDICAL CENTER	265	—	—	—	—	265
LINENS RANCHO MIRAGE	30,896	—	—	—	—	30,896
LINTEX INC	32,699	—	—	—	—	32,699

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	9/27/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE-EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

LITEMOR DISTRIBUTORS (NY) L.L.	13,308	—	—	—	—	13,308
LP NETWORK INC.	13,752	—	—	—	—	13,752
MAINTENANCE SERVICES, INC.	211	—	—	—	—	211
MANDEVILLE SIGNS INC.	6,113	—	—	—	—	6,113
MASSGLASS & DOOR SERVICE, INC.	17,886	—	—	—	—	17,886
METRO TECH	12,325	—	—	—	—	12,325
MIDLAND INFORMATION SYSTEMS,	5,878	—	—	—	—	5,878
MIDLAND PAPER COMPANY	—	—	—	(155)	—	(155)
MIDTOWN NEON SIGN CORP.	62,703	—	—	—	—	62,703
MILLER PROTECTIVE SERVICE	73	—	—	—	—	73
MMCDD	95	—	—	—	—	95
MONTI INDUSTRIES	3,946	—	—	—	—	3,946
MOUNTAIN ALARM	620	—	—	—	—	620
MR. JOHN	161	—	—	—	—	161
NATIONAL INSURERS AUDIT BUREAU	37	—	—	—	—	37
NETWORK ELECTRICAL SERVICES	33,836	—	—	—	—	33,836
NORTH EASTERN CHEMICALS, INC.	453	—	—	—	—	453
ODIN MARKETING	604	—	—	—	—	604
OFFICE DEPOT	972	—	—	—	—	972
ORION SYSTEMS	312	—	—	—	—	312
OTIS ELEVATOR CO.	769	—	—	—	—	769
PAMELA ROMANO	—	10,000	—	—	—	10,000
PEAGREEN	595	—	—	—	—	595
PERKAROMA	7,254	—	—	—	—	7,254
PETER COPSES	—	—	—	10,000	—	10,000
PINNACLE PACKAGING, INC.	2,286	—	—	—	—	2,286
PNC/IBM MACHINES CORP.	1,017	—	—	—	—	1,017
PRODATA COMPUTER SERVICES, INC	675	—	—	—	—	675
PROTECTORS SECURITY SERV, INC	2,254	—	—	—	—	2,254
PRUYN BEARING CO.	778	—	—	—	—	778
PUTNAM ROLLING LADDER CO., INC	400	—	—	—	—	400
Q NET	(3,958)	—	—	—	—	(3,958)
QUALITY REPRO CENTERS, INC	38	—	—	—	—	38
QUALITY SOLUTIONS, INC.	12,703	—	—	—	—	12,703
QUALYS INC.	17,600	—	—	—	—	17,600
REGAL STAMP & SIGN CO.INC	36	—	—	—	—	36
REXEL CAPITOL LIGHTING INC	3,268	—	—	—	—	3,268
RIBBONS EXPRESS, INC	202	—	—	—	—	202
RIVERDALE CROSSING, LLC	—	(2,594)	—	—	—	(2,594)
ROBERT MONTAVON	46	—	—	—	—	46
RSM MAINTENANCE LLC	18,954	—	—	—	—	18,954
S & S SYTEMS LLC	1,708	—	—	—	—	1,708
SAFETY-KLEEN	330	—	—	—	—	330
SANFORD LEVINE & SONS	790	—	—	—	—	790
SCG CAPITAL CORP.	62,156	—	—	—	—	62,156
SCHINDLER ELEVATOR CORP.	567	—	—	—	—	567
SCHWARZ	14,543	—	—	—	—	14,543
SCOTT FOLLK	—	338	303	(910)	—	(269)
SCRANTON STANDBY	406	—	—	—	—	406
SHRM	160	—	—	—	—	160
SMG SECURITY SYSTEM INC.	25	—	—	—	—	25
SOFTWARE HOUSE INTERNATIONAL	17,290	—	—	—	—	17,290
SOUTH DAKOTA DEPT.	—	15,243	—	—	—	15,243
SPECIALIZED TECHNOLOGY	42,497	—	—	—	—	42,497
SPHERION CORP	1,603	—	—	—	—	1,603
SUN SERVICES JANITORIAL	66	—	—	—	—	66
SUNGUARD AVAILABILITY SERV.LP	10,000	—	—	—	—	10,000
SWINGBOX, LLC	8,150	—	—	—	—	8,150
T.L. ASHFORD & ASSOCIATES	1,500	—	—	—	—	1,500
TALEO CORP	891	—	—	—	—	891
TECHNOLOGY RECOVERY GROUP	1,545	—	—	—	—	1,545

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	9/27/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE-EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

TEMPTATION VENDING L.L.C.	1,206	—	—	—	—	1,206
THE WEEKS-LERMAN GROUP, LLC	8,529	—	—	—	—	8,529
TIFFANY & CO.	2,527	—	—	—	—	2,527
TLC INDUSTRIAL STAFFING	535	—	—	—	—	535
TRI-COUNTY PEST CONTROL	2	—	—	—	—	2
TRI-DIM FILTER CORP.	77,133	—	—	—	—	77,133
ULINE	238	—	—	—	—	238
UNITED STATES EMERGENCY GLASS	992	—	—	—	—	992
UNIVERSAL SURVIELLANCE SYSTEMS	137	—	—	—	—	137
US HEALTHWORKS	69	—	—	—	—	69
US LAWNS OF GREENSBORO	430	—	—	—	—	430
USIS COMMERCIAL SERVICES INC	164	—	—	—	—	164
V.P. CLARENCE & CO.	31,641	—	—	—	—	31,641
VETERANS WORLDWIDE MAINT	14,413	—	—	—	—	14,413
VILLA LIGHTING SUPPLY	1,107	—	—	—	—	1,107
W.B. MASON CO, INC.	8,724	—	—	—	—	8,724
WACO LNT	31,528	—	—	—	—	31,528
WAKE COUNTY REVENUE DEPARTMENT	25,955	—	—	—	—	25,955
WATCHUNG SPRING WATER CO. INC.	94	—	—	—	—	94
WEST COAST WINDOW CLEANING	160	—	—	—	—	160
WILLIAMS FOOD SERVICE	95	—	—	—	—	95
WINTER WYMAN FINANCIAL	671	—	—	—	—	671
WORKFORCE SAFETY & INSURANCE	1,843	—	—	—	—	1,843
XEROGRAPHIC DOCUMENT SOLUTIONS	924	—	—	—	—	924
ZURICH NORTH AMERICA	135,608	—	—	—	—	135,608

	$1,989,160	$39,795	$(10,887)	$73,179	$(13,522)	$2,077,726

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	9/27/08

MOR-6: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Amount

Accounts Receivable Reconciliation	$38,355,962
Total Accounts Receivable at the Beginning of the Reporting Period	2,698,263
Plus: Amounts Billed During the Period	(5,075,802)
Less: Amounts Collected During the Period	$35,978,423
Total Accounts Receivable at the End of the Reporting Period

Accounts Receivable Aging
0 - 30 Days Old	$25,635,678
31 - 60 Days Old	2,267,560
61 - 90 Days Old	1,860,545
91 + Days Old	6,345,895
Total Accounts Receivable	36,109,678
Amounts Considered Uncollectible (bad debt)	(131,254)
Accounts Receivable (net)	$35,978,424

DEBTOR QUESTIONNAIRE

Question		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3.	Have all postpetition tax returns been timely filed?	X
4.	Are workers compensation, general liability, and other necessary insurance coverages in effect?	X
5.	Has any bank account been opened during the reporting period?		X

Explanations to Debtor Questionnaire
1.	The Bankruptcy Court has approved liquidation sales in the Debtors’ stores. The Debtors continued to conduct the inventory and fixed asset liquidation sales during the reporting period.
2.	N/A
3.	N/A
4.	N/A
5.	N/A

MOR-6